[front cover]

[graphic image: globe]     Great Companies
                                Great Investments
                                     Greater Good
                                          Great Year



                                                              1998 Annual Report
                                                          [logo: CITIZENS FUNDS]

[inside front cover]

                    Socially and Environmentally Responsible
                              No Load Mutual Funds

                             [logo: CITIZENS FUNDS]


Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value in the Citizens Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Please call us for a fund prospectus with complete details of fees and expenses. Please read it carefully before you invest or send money.

                                                                  Citizens Funds

[photo: Sophia Collier, President]

Dear Shareholder:

     You should be pretty proud of your funds this year. As your president and a shareholder, I certainly am. The Citizens Index Fund, our largest, was ranked #1 in financial performance among 109 retail domestic equity index funds tracked by Lipper Analytical Services for the one year ended 6/30/98. With a lot of my own money invested in this Fund, you can bet I am happy with the Standard shares' return of 36.50% in fiscal 1998 and its average annual return since inception on 3/3/95 of 31.76%.

     Of course, the stock market, and our own special style of investing, will not always have these great numbers. Inevitably, we also will endure periods when performance is lower, and even negative. However, we are living in a very unusual time and one that has special hope for socially responsible investors.

     Long ago, someone said that a rising tide lifts every boat. It is so encouraging to see how this current period of financial market success also has led to high employment and lower crime. It is remarkable to see "help wanted" advertising displayed in movie theatres and people from the poorest counties in our nation going to work, in some cases for the first time in their lives.

     While Asian markets have been much more volatile than our own, it also is encouraging to see the growing recognition among investors that democracy is an essential partner to market economics. Capitalism without the people's participation is less strong. Investors who sustained large losses when repressive regimes collapsed are now recognizing that an authoritarian military can not guard their financial assets, which can disappear in the blip of a bit, in a currency transaction traveling along the fiber optic cables under Wall Street. It is better to bet on a stable country where wealth is shared.

     In this environment, our Citizens Global Equity Fund's performance has been excellent: 21.75% for the one year ended 6/30/98 and 14.23% average annual return since inception on 2/8/94. As we invest in non-U.S. markets, it is particularly rewarding to find companies where worker safety and environmental responsibility are valued. We have more than 150 international companies on our Approved List, and the number grows every day.

     The Citizens Emerging Growth Fund, which invests in promising smaller companies within the United States, also has had a great year. Those who kept the faith in this Fund while it was "resting" (Wall Street euphemism for a period of poor performance) have been more than vindicated. The strength of this Fund is that its managers stick by their strategy. A well thought out strategy that is temporarily out of favor can come roaring back. Results: 33.05% total return for the one year ended 6/30/98 and 22.21% average annual return since inception on 2/8/94.

     For those who like to avoid the stock market -- and get a monthly check -- the Citizens Income Fund has been working well. Its assets grew significantly this year as a result of the merger with the Muir California Tax-Free Portfolio in September. Its returns were 10.49% for the one year and 7.12% for the five years ended 6/30/98, and 7.67% average annual since inception on 6/10/92.

     On a personal note, this is a particularly significant annual report for me because it is my last as president of the Trust, Citizens Funds. On September 1, I will be stepping down as president of Citizens

1998 Annual Report


Funds and becoming chairman of our management company, Citizens Advisers. John Shields, a 25-year industry veteran, will be taking over as president and Chief Executive Officer of both the Trust and the management company. This is a change for the Trust and for me, but it is also very natural and normal. As the Trust has grown and prospered it has become more complex, and it seems wise to strengthen our management team with additional experienced hands.

   Over the last two years I have focused on building a highly capable management team for the Trust. This has included much staff training and development from within, as well as recruitment from the outside. Our staff now includes people with experience at Fidelity, John Hancock, State Street Bank, First Data, First NH Bank, Wellington Management and a number of other respected firms.

   Our new president, John Shields, is a CPA whose background includes 13 years at a "big six" accounting firm and an almost equal number of years at Fidelity, State Street Research and Cerulli Associates. John respects and values the social mission of Citizens Funds and considers it a dream opportunity to join as president. As chairman and as a trustee, I will still be here looking after your assets (and mine), but I will be less active on a day-to-day basis.

   In my action-packed seven years with Citizens, we moved from a single money market with a little more than $200 million in assets to five funds with almost $700 million in assets. Of the almost $500 million in growth, more than $275 million was earned through the investment strategies we pursued on behalf of our shareholders, with the rest being new investments from shareholders.

   At this point in my life I am ready to look away from the minute-by-minute pace of Wall Street and spend some time in a simpler, more introspective mode. My father recently died of cancer, and as his primary caregiver in his final year, I have been vividly impressed with the fact that money is not everything, and that it is essential for each of us to nourish our love for nature, friends and the eternal side of life.

   In closing, I want to thank you for the opportunity to serve you. When shareholders voted to accept me and my partners as the new management company in 1991, I knew a great honor and responsibility had been given to me. Citizens is a very special company and a work of many hands. I am very glad to have been here for the last seven years and look forward to continuing with you in the years ahead.

Sincerely yours,

/s/ Sophia Collier
    Sophia Collier
    President
    August 28, 1998

                                                                  Citizens Funds
                                                               [photo: Edwin Ek]
1998 Annual Report
Managers' Comments

Annual Recap/Citizens Index Fund

     Six months into 1998, the remarkable returns of the U. S. stock market continue, and so does the bull market that began almost 16 years ago in August 1982. These last 3-1/2 years taken together, as well as the last 16, have no precedent in our financial history. The S&P 500 Index, which is the benchmark most widely used to assess performance, returned 17.74% for the first six months of 1998, 30.21% for the last 12 months and 165.42% since 1995. Our own Citizens Index(TM), made up of 300 socially screened large-capitalization companies, returned 22.35% for the six months and 38.57% for the 12 months ended 6/30/98. Since inception (12/31/94) it has returned 198.77%. Over the past three years, the Citizens Index has outperformed the S&P 500 on an annualized basis by 4.13%.

[line chart]

Citizens Index Fund (Standard Shares)
Total return since inception

                                                       Citizens Index Fund
          Citizens Index(TM)         S&P 500            (Standard Shares)
          ------------------      --------------        ------------------
3-3-95              10,000                10,000                 10,000
1995       9.40%    10,940        13.18%  11,318        14.69%   11,469
1996      23.41%    13,501        26.00%  14,260        26.23%   14,477
1997      35.89%    18,347        34.70%  19,209        38.69%   20,079
1998      36.50%    25,045        30.21%  14,935        38.57%   17,821

Past performance is not indicative of future results. Total return for the period ended 6/30/98: one year 36.50%; average annual since inception 31.76%. Citizens Index Fund commenced operations 3-3-95.

[end line chart]

     More significant for our investors have been the returns of the Citizens Index Fund Standard shares. For the first six months of 1998 the Standard shares had a return of 21.55%, and for the one year ended 6/30/98, they had a return of 36.50%.

     What's behind the Citizen Index Fund's performance? Concentration in the technology and banking sectors, which did very well, and avoidance of three sectors that lagged: aerospace, oil and tobacco. For the year ended 6/30/98, 12 of the 300 companies are up more than 100%, and 73 are up more than 50%. Two companies returned over 200%: America Online at

[sidebar text]

Edwin Ek, a member of the Citizens Index Fund management team since March 1995.

Objective:

Long-term capital appreciation

The Ground Rules:

Invests up to 100% of assets at all times in the 300 companies that comprise the Citizens Index(TM), in a fixed proportion equal to the market weight of each company.

The Results:

Total return for Standard shares for the six- and 12-month periods ended 6/30/98 were 21.55% and 36.50%, respectively. The average annual return since inception (3/3/95) was 31.76%. The S&P 500 Index returned 17.74% for the six months and 30.21% for the 12 months ended 6/30/98.

[end sidebar text]

1998 Annual Report
Managers' Comments

[photo: Richard Little]

[sidebar text]

Richard Little, a member of the Citizens Emerging Growth Fund management team since February 1994.

Objective:

Aggressive growth

The Ground Rules:

During normal market conditions, invests at least 65% of the Fund in the common stock or preferred stock of companies with an average capitalization of $2 billion.

The Results:

Total return for the six- and 12-month periods ended 6/30/98 were 19.39% and 33.05%, respectively. The average annual return since inception (2/8/94) was 22.21%. The Russell 2000 Index returned 4.93% for the six months and 16.51% for the 12 months ended 6/30/98.

[end sidebar text]

[line chart]

Citizens Index Fund (Institutional Class Shares)
Total return since inception
Citizens Index(TM)

              Citizens
             Index Fund
           (Institutional                                  Citizens
            Class Shares)           S&P 500                Index(TM)
           ---------------      ----------------       -----------------
1-25-96             10,000                10,000                 10,000
1996       10.00%   11,000       8.98%    10,898       11.41%    11,141
1997       36.83%   15,051      34.70%    14,680       38.69%    15,451
1998       37.24%   20,671      30.21%    19.240       38.57%    21,411

Past performance is not indicative of future results. Total return for the period ended 6/30/98: one year 37.38%; average annual since inception 34.88%. Citizens Index Fund Institutional Class commenced operations 1-25-96.

[end line chart]

278% and Dell Computer at 216%. Both are integral parts of the new information age. Providian Financial, a credit card and consumer finance company, returned 146% as profits rose 30% on dramatic growth in lending.

     A clear lesson of history is that timing the peaks and valleys of the market is difficult, if not impossible. Much of the argument that the market is too high, in terms of fundamentals, was true in 1995, 1996 and 1997. The returns in the coming decade are almost sure to be lower than the returns of the last, but the greatest risk comes in the form of opportunity cost -- of not investing at all. Fluctuations are inevitable, and the best strategy is to develop a long-term plan and follow it.

Annual Recap/Citizens Emerging Growth Fund

     The Citizens Emerging Growth Fund returned 19.39% for the six months and 33.05% for the 12 months ended 6/30/98. This strong performance was a function of our disciplined stock picking and continuous focus on companies with accelerating earnings and strong underlying fundamentals. The first six months of 1998 have continued to favor the equity markets. For the six months ended 6/30/98 large-cap stocks outperformed smaller-cap stocks with total returns of 17.74% for the S&P 500, 8.63% for the S&P 400 Midcap and 4.93% for the Russell 2000. The same was true for the 12 months ended 6/30/98. The S&P 500, the S&P 400 Midcap and the Russell 2000 were up 30.21%, 27.13% and 16.51%, respectively. This performance gap had narrowed in the first quarter of the year but widened in the second quarter as investors once again favored the liquidity of large-cap stocks. The S&P 400 Midcap Index decreased 2.15% in the second quarter of 1998.

     McKesson continued to be a strong performer for the Fund with returns of 51% year-to-date and 113.2% for the last 12 months. TJX Companies, an off-price apparel retailer, returned 40.5% for the last six months and 83.5%

                                                                  Citizens Funds

[line chart]

Citizens Emerging Growth Fund
Total return since inception

                    Citizens Emerging
                      Growth Fund               Russell 2000
                  -----------------        -------------------
2-8-94                       10,000                    10,000
1994              -0.70%      9,930        -8.77%       9,123
1995              23.24%     12,238        18.04%      10,768
1996              42.43%     17,430        24.00%      13,353
1997               4.03%     18,133        16.21%      15,517
1998              33.05%     24,127        16.44%      18,068

Past performance is not indicative of future results. Total return for the period ended 6/30/98: one year 33.05%, average annual since inception 22.21%. Citizens Emerging Growth Fund commenced operations 2-8-94.

[end line chart]

for the year ended 6/30/98. Technology was a mixed bag as companies with Asian exposure warned of weaker fundamentals. We were careful to select stocks that had little direct Asian exposure, and we participated in a number of winners. America Online, driven by strong subscriber and advertising revenue growth, was a major contributor to the Fund's performance with a 132.3% return for the first six months of 1998. Compuware rose 59.8% for the same time period, benefiting from the continued demand for computer services.

     We continue to believe that small- to mid-cap companies with domestic and some international focus unrelated to Asia, will produce excess returns. We always aim to own companies with strong current fundamentals and projected earnings acceleration. We hope to continue to achieve above-average returns for our investors through our careful management discipline.

Annual Recap/Citizens Global Equity Fund

     The Citizens Global Equity Fund achieved a strong 21.75% return for the 12-month period ended June 30, 1998, its second consecutive year with returns above 20%. The Fund once again outperformed its benchmark, the Financial Times World Index, which gained 15.98% during the same period. Both returns include net reinvested dividends. For the six-month period ended June 30, 1998, the Citizens Global Equity Fund gained 19.45%, while its benchmark was up 15.74%.

     The Fund's performance benefited from its strong exposure to European markets, especially in Germany and the peripheral countries of Finland, Italy, Portugal and Spain, and its limited exposure to Asia and emerging markets in general.

[photo: Lilia Clemente]

[sidebar text]

Lilia Clemente, a member of the Citizens Global Equity Fund management team since February 1994.

Objective:

Capital appreciation

The Ground Rules:

Can invest anywhere in the world, providing it holds at least 50% non-U.S. companies and is invested in a minimum of three countries. To reduce risk, the Fund cannot invest more than 25% in emerging markets.

The Results:

Total return for the six- and 12-month periods ended 6/30/98 were 19.45% and 21.75%, respectively. The average annual return since inception (2/8/94) was 14.23%. The Financial Times World Index returned 15.74% for the six months and 15.98% for the 12 months ended 6/30/98.

[end sidebar text]

1998 Annual Report
Managers' Comments

[line chart]

Citizens Global Equity Fund
Total return since inception

                     Citizens Global
                       Equity Fund             FT World Index
                    -----------------         ---------------
2-8-94                        10,000                   10,000
1994                -2.00%     9,800          -0.89%    9,911
1995                 9.77%    10,757           6.84%   10,589
1996                12.52%    12,104          15.85%   12,267
1997                21.70%    14,731          19.38%   14,645
1998                21.75%    17,939          15.98%   16,985

Past performance is not indicative of future results. Total return for the period ended 6/30/98: one year 21.75%, average annual since inception 14.23%. Citizens Global Equity Fund commenced operations 2-8-94.

[end line chart]

     Our European holdings, which represent about 55% of the Fund, provided us with the best returns. The pending European Monetary Union (EMU), ongoing corporate restructuring, improving domestic economies and the convergence of European interest rates all have contributed to the strong gains recorded by European equities. Among the better-performing European stocks were several technology and telecommunications stocks, as a result of increased computer spending stimulated by the year 2000 and EMU conversions and the deregulation of the telecommunications industry across Europe. Our best-performing stocks in this sector were Orange PLC, a wireless telecommunications company in the U.K., which provided a one-year return of 219.9%; and Nokia, a telecommunications equipment stock in Finland with a one-year return of 99.7%. U.S. technology and telecommunications stocks were also among our best performing stocks; Cisco Systems and Airtouch both provided us with one-year returns above 100%.

     As a whole, we remain optimistic about global markets, and in particular Europe, which we believe offers its greatest investment potential in a generation. Deregulation, increasing competition, merger activity, emergence of an equity culture among individual investors and commitment to enhancing shareholder value should continue to support European market performance. Continental European markets continue to offer the best prospects, especially in Germany, France and the periphery. The European Monetary Union should reward companies that have taken the crucial steps to be successful in the increasingly competitive marketplace.

     We will continue to monitor economic conditions and political initiatives and their impact on financial markets as we remain committed to seeking long-term capital appreciation and strong performance.

                                                                  Citizens Funds

Annual Recap/Citizens Income Fund

     The bond market rally, which started in early 1997, continued through the first six months of 1998. Though the Federal Reserve ("The Fed") held the Fed Funds rate steady at 5.5%, longer maturities rallied sharply. By June 30, 1998, U.S. Treasury bonds had reached a record low yield of just 5.63%. Excellent inflation news and expectations that Asian turmoil will moderate U.S. economic growth continue to pressure bond yields lower.

     Citizens Income Fund investors earned an impressive return over the past 12 months of 10.49%. This beat both the Fund's Lipper peer group average (intermediate investment-grade debt funds) of 9.42% and the Lehman Government Corporate Intermediate Index of 8.54%. The Fund typically under-weights government related securities and holds a higher proportion of corporates and mortgages. We have not reacted to the Asian upset by rushing to government related securities. Over time, fixed-income investors benefit primarily through the income component of bond return, which is always higher in corporates and mortgages than in government related securities. We will continue to invest in well-selected corporate bonds for this added income potential. We expect to maintain modest mortgage positions with an emphasis on individual securities that are well protected from early prepayments.

     While corporate bonds in general have lagged recently, the Fund held several issues that performed exceptionally well. Corporate Express and Sullivan Broadcasting both tendered for their bonds at premium prices during the first half of the year. Jones Intercable and Time Warner bonds rose in price in reaction to upgrades in their bond ratings.

[line chart]

Citizens Income Fund
Total return since inception

                                               Lehman Government/
                Citizens Income Fund         Corporate Intermediate
                --------------------         ----------------------
6-10-92                  10,000                             10,000
1992              0.80%  10,080                 1.24%       10,124
1993             10.08%  11,096                10.50%       11,187
1994              0.04%  11,101                -0.25%       11,159
1995             10.45%  12,261                10.37%       12,316
1996              5.48%  12,932                 5.01%       12,933
1997              9.56%  14,169                 7.22%       13,867
1998             10.49%  15,649                 8.54%       15,051

Past performance is not indicative of future results. Total return for the period ended 6/30/98: one year 10.49%; five year 7.12%; average annual since inception 7.67%. Citizens Income Fund commenced operations 6-10-92.

[end line chart]

     While the economy remains strong, we believe the risk of a Federal Reserve rate hike is minimal due to the current turmoil in Asia. Lower rates translate into higher bond prices. Price gains plus ongoing high income should result in another good year for bondholders with overall returns well above the inflation rate. The Citizens Income Fund will continue to focus on providing above-market returns through its disciplined, low-risk approach that has proven so beneficial to our investors over time.

[photo: Gail Seneca]

[sidebar text]

Gail Seneca, a member of the Citizens Income Fund management team since November 1993.

Objective:

Current income

The Ground Rules:

Invests at least 65% of the Fund in taxable bonds rated at least "investment grade."

The Results:

Total return for the six- and 12- month periods ended 6/30/98 were 3.65% and 10.49%, respectively. The average annual return since inception (6/10/92) was 7.67%. The Lehman Government/Corporate Intermediate Index returned 3.47% for the six months and 8.54% for the 12 months ended 6/30/98.

[end sidebar text]

1998 Annual Report
Managers' Comments

[photo: Laura Provost]

[sidebar text]

Laura Provost, a member of the Working Assets Money Market Fund management team since October 1997.

Objective:

Current income consistent with safety and liquidity

The Ground Rules:

Invests in liquid short-term money market instruments rated in the top two rating categories, while maintaining an average maturity of 90 days or less.

The Results:

As of 6/30/98, the Working Assets Money Market Fund Standard shares had a 7-day simple yield of 5.49%, and a 7-day effective yield of 5.64%. The Working Assets Money Market Fund- Institutional Class shares had a 7-day simple yield of 5.85% and a 7-day effective yield of 6.02%. The Fund had average days to maturity of 31.

[end sidebar text]

Annual Recap/Working Assets Money Market Fund

     Over the past year, in the midst of a continued economic expansion, the Fed has remained on the sidelines, leaving both the Federal Funds Target Rate and the Discount Rate unchanged. Despite swings in sentiment, the short end of the yield curve (maturities of one year and less) remained relatively flat, giving little incentive to extend the maturity of the Fund. As a result, the Fund was managed with a shorter maturity than average. At 6/30/98 the Working Assets Money Market Fund had a weighted-average maturity of 31 days. The one-year total return for the Fund's Standard shares was 4.54% and 5.23% for the Institutional Class.

     In the first quarter of 1998, the economy grew at an annualized rate of 5.4%, well above what had been anticipated and well above the traditional comfort zone of the Fed. The year-over-year figure stands at 3.90%. Job growth over the past year averaged a healthy 267,000 new jobs per month, bringing the unemployment rate down to levels not seen in 28 years. Exuberant consumers have continued to spend, and a robust housing market marches on, despite earlier indications that it was a result of unusually warm winter weather. This snapshot of a strong domestic economy has given the Fed ample justification for raising rates. Yet, despite these strong figures, the Fed has not intervened since March of 1997. What has kept the Fed out of the picture is the current benign state of inflation coupled with anticipation of a future slowdown. Low current inflation and strong productivity suggest that the past seven years of growth, together with an unusually tight labor market, have not yet strained our economy. The anticipation of the slowing of our economy as a result of the Asian financial crisis diminishes the risk of future inflation. As a result the Fed is able to maintain a wait-and-see approach.

     Over the near term, the turmoil in Asia likely will keep the Fed out of the market. Estimates of growth for the second quarter of 1998 indicate a significant slowing, primarily as a result of trade. Although the initial impact has already made its first appearance in our trade figures, it will take some time to gauge its full impact. Of particular concern is its ability to reduce pressure on our tight labor market. Going forward, we will continue to monitor our domestic economy, as well as the Asian situation, for signs that would prompt a change in Fed policy and will adjust our strategy accordingly.

                                                                  Citizens Funds
                                        Statement of Investments - June 30, 1998

Working Assets Money Market Fund

        Par Amount    Security Description                          Coupon/Yield         Maturity              Value (a)
   ($ Denominated)                                                   (unaudited)             Date               (Note 1)
Certificates of Deposit 1.07%
        $1,000,000    Bayerische Vereinsbank AG                           5.710%         10/06/98           $   999,675
           100,000    City National Bank of New Jersey                    4.880%         03/18/99               100,000
           100,000    Independence Federal Savings Bank                   5.370%         03/31/99               100,000
           100,000    Self Help Credit Union                              5.500%         12/17/98               100,000
                                                                                                              ---------
Total Certificates of Deposit (Cost $1,299,675)                                                               1,299,675

Corporate Notes 0.82%
         1,000,000    Banc One Corporation                                5.745%         05/17/99               999,451
                                                                                                              ---------
Total Corporate Notes (Cost $999,451)                                                                           999,451

Commercial Paper 92.59%
         1,800,000    Abbey National North America                        5.510%         07/17/98             1,795,592
         1,073,000    Abbey National North America                        5.500%         08/10/98             1,066,443
         3,000,000    Abbey National North America                        5.450%         08/24/98             2,975,475
         2,000,000    Air Products and Chemicals Inc.                     5.510%         07/31/98             1,990,817
         4,648,000    American Express Credit Corporation                 5.500%         07/29/98             4,628,117
         1,123,000    American Express Credit Corporation                 5.500%         07/31/98             1,117,853
         2,585,000    American General Finance Corp.                      5.620%         07/02/98             2,584,596
         2,783,000    American General Finance Corp.                      5.500%         08/26/98             2,759,190
         1,566,000    Ameritech Capital Funding Corporation               5.480%         07/10/98             1,563,855
         2,044,000    Aon Corporation                                     5.540%         08/06/98             2,032,676
         1,000,000    Avnet Incorporated                                  5.500%         07/08/98               998,931
         2,500,000    Avnet Incorporated                                  5.520%         07/17/98             2,493,867
         1,262,000    Avnet Incorporated                                  5.580%         07/23/98             1,257,697
         2,000,000    Banc One Corporation                                5.510%         07/31/98             1,990,817
         3,200,000    Bank of New York Company Incorporated               5.510%         07/27/98             3,187,266
         2,000,000    Bellsouth Telecommunications Inc.                   5.500%         08/21/98             1,984,417
         1,718,000    Bellsouth Telecommunications Inc.                   5.500%         09/11/98             1,699,102
           993,000    Block Financial Corporation                         5.510%         07/01/98               993,000
         2,000,000    Block Financial Corporation                         5.520%         08/10/98             1,987,733
         1,650,000    Block Financial Corporation                         5.520%         09/25/98             1,628,242
         2,158,000    Campbell Soup Company                               5.500%         07/29/98             2,148,769
         3,000,000    Canadian Wheat Board                                5.480%         10/29/98             2,945,200
         3,000,000    Coca Cola Company                                   5.500%         07/14/98             2,994,042
         1,000,000    Cooperative Association of
                         Tractor Dealers Incorporated                     5.680%         07/09/98               998,738
         1,000,000    Cooperative Association of
                         Tractor Dealers Incorporated                     5.550%         07/10/98               998,613
           634,000    Cooperative Association of
                         Tractor Dealers Incorporated                     5.530%         07/17/98               632,442
           615,000    Cooperative Association of
                         Tractor Dealers Incorporated                     5.540%         07/17/98               613,486

                See accompanying notes to financial statements.

1998 Annual Report
Statement of Investments - June 30, 1998

Working Assets Money Market Fund (cont'd.)

        Par Amount    Security Description                          Coupon/Yield         Maturity             Value (a)
   ($ Denominated)                                                   (unaudited)             Date              (Note 1)

        $1,209,000    Cooperative Association of
                       Tractor Dealers Incorporated                       5.600%         07/20/98        $    1,205,427
         1,491,000    Cooperative Association of
                        Tractor Dealers Incorporated                      5.540%         08/11/98             1,481,593
         2,000,000    Countrywide Home Loans Incorporated                 5.630%         07/02/98             1,999,687
         2,031,000    Countrywide Home Loans Incorporated                 5.600%         07/06/98             2,029,420
         2,500,000    First Data Corporation                              5.520%         07/21/98             2,492,333
         3,000,000    H. J. Heinz Company                                 5.480%         07/08/98             2,996,803
         1,265,000    Hasbro Incorporated                                 5.630%         07/07/98             1,263,813
         1,931,000    Hasbro Incorporated                                 5.550%         08/03/98             1,921,176
         1,315,000    Hershey Foods Corporation                           5.500%         07/15/98             1,312,187
         2,000,000    Hershey Foods Corporation                           5.530%         07/20/98             1,994,163
         1,200,000    Idaho Power Company                                 5.510%         07/10/98             1,198,347
         1,500,000    Idaho Power Company                                 5.570%         07/16/98             1,496,519
           969,000    John Hancock Capital Corporation                    5.500%         07/02/98               968,852
         1,349,000    Kellogg Company                                     5.510%         07/21/98             1,344,871
         1,415,000    Kellogg Company                                     5.550%         07/28/98             1,409,110
         2,000,000    Lehman Brothers Holdings Incorporated               5.540%         07/13/98             1,996,307
         2,138,000    Lehman Brothers Incorporated                        5.540%         07/28/98             2,129,117
           500,000    Lehman Brothers Incorporated                        7.625%         08/01/98               500,602
         1,376,000    Lehman Brothers Incorporated                        5.550%         07/13/98             1,373,454
         4,131,000    Mid States Corporate Federal Credit Union           5.550%         07/13/98             4,123,358
         2,463,000    Nationwide Building Society                         5.500%         08/07/98             2,449,077
         1,887,000    Nationwide Building Society                         5.520%         08/07/98             1,876,294
         1,650,000    Nationwide Building Society                         5.510%         09/23/98             1,628,780
         3,022,000    Sears Roebuck Acceptance Corporation                5.580%         07/06/98             3,019,658
         2,500,000    Sears Roebuck Acceptance Corporation                5.500%         07/29/98             2,489,306
           100,000    South Shore Bank of Chicago                         5.550%         12/18/98               100,000
         1,613,000    Southern California Gas Company                     5.510%         08/25/98             1,599,422
         3,668,000    Stanley Works                                       5.510%         07/28/98             3,652,842
         1,064,000    Times Mirror Company                                5.550%         07/16/98             1,061,540
         5,081,000    US West Communications Incorporated                 6.100%         07/01/98             5,081,000
         2,494,000    Xerox Credit Corporation                            5.520%         07/09/98             2,490,941
                                                                                                            -----------
Total Commercial Paper (Cost $112,752,975)                                                                  112,752,975

U.S. GOVERNMENT AGENCIES 3.29%

Farmers Home Administration 0.12%
           147,745    Variable Rate Notes                                 7.125%        08/01/26-
                                                                                         12/01/26               147,745(b)
                                                                                                            -----------
                                                                                                                147,745

                See accompanying notes to financial statements.
10

                                                                  Citizens Funds
                                        Statement of Investments - June 30, 1998

Working Assets Money Market Fund (cont'd.)

        Par Amount    Security Description                          Coupon/Yield         Maturity               Value (a)
   ($ Denominated)                                                   (unaudited)             Date               (Note 1)
Small Business Administration 3.17%
        $  103,677    Variable Rate Note                                  8.375%         11/25/04        $      106,175(b)
         2,686,665    Variable Rate Notes                                 7.000%         11/25/01-
                                                                                         12/15/15             2,688,852(b)
         1,063,258  Variable Rate Note                                    6.875%         06/25/16             1,064,680(b)
                                                                                                           ------------
                                                                                                              3,859,707
                                                                                                           ------------
Total U.S. Government Agencies (Cost $4,007,452)                                                              4,007,452
                                                                                                           ------------
Total Investments (Cost $119,059,553) (c) 97.77%                                                            119,059,553

Other assets, less liabilities 2.23%                                                                          2,716,032
                                                                                                           ------------
Net Assets 100.00%                                                                                         $121,775,585
                                                                                                           ============

(a)  Investments are valued using the amortized cost method.

(b) The coupon rate shown on floating rate notes represents the rate at period end. Rates reset every seven to 90 days.

(c)  Book cost and tax cost are equal.

Citizens Income Fund
        Par Amount    Security Description                                Coupon         Maturity              Value
   ($ Denominated)                                                                           Date             (Note 1)
CORPORATE BONDS 72.68%
Commercial Services 5.57%
        $1,000,000    CEX Holdings Incorporated                           9.625%         06/01/08            $1,025,000
           900,000    Federal Express Corporation                         6.720%         01/15/22               900,000
           900,000    United Rentals Incorporated                         9.500%         06/01/08               938,250
                                                                                                             ----------
                                                                                                              2,863,250
Finance & Insurance 22.84%
         1,320,000    Abbey National PLC                                  7.350%         10/29/49             1,399,411
           680,000    Abbey National PLC                                  6.700%         06/29/49               684,678
           250,000    Countrywide Capital                                 8.000%         12/15/26               265,815
           781,225    DLJ Mortgage Acceptance Corporation                 6.620%         05/25/09               776,586
           100,000    First Chicago NBD Bancorp                           7.250%         08/15/04               105,689
         1,250,000    First Republic Bancorp                              7.750%         09/15/12             1,304,888
           750,000    First Union Lehman Brothers
                      Mortgage Trust                                      6.650%         12/18/07               768,330

                See accompanying notes to financial statements.

1998 Annual Report
Statement of Investments - June 30, 1998

Citizens Income Fund (cont'd.)

        Par Amount    Security Description                                Coupon         Maturity                Value
   ($ Denominated)                                                                           Date              (Note 1)
        $  500,000    Keycorp Institutional Capital                       7.826%         12/01/26            $  544,075
           650,000    Lehman Brothers Holdings                            7.730%         10/15/23               714,045
           700,000    Lehman Brothers Holdings                            8.050%         01/15/19               800,233
           800,000    Lehman Brothers Incorporated                        7.360%         12/15/03               836,512
            50,000    MBIA Incorporated                                   9.000%         02/15/01                53,505
         1,500,000    Morgan Stanley Capital Incorporated                 6.550%         12/15/07             1,542,570
         1,000,000    Secured Finance Incorporated                        9.050%         12/15/04             1,153,790
           750,000    Williams Scotsman Incorporated                      9.875%         06/01/07               781,874
                                                                                                             ----------
                                                                                                             11,732,001
Health Care 7.65%
         1,000,000    Healthsouth Corporation                             6.875%         06/15/05             1,000,980
            50,000    Kaiser Foundation Hospital                          9.000%         11/01/01                54,400
         1,000,000    Physician Sales & Service Incorporated              8.500%         10/01/07             1,027,500
           250,000    Quorum Health Group Incorporated                    8.750%         11/01/05               257,812
         1,500,000    Universal Health Services                           8.750%         08/15/05             1,586,250
                                                                                                             ----------
                                                                                                              3,926,942
Hotels 3.04%
         1,550,000    John Q. Hammons Hotels                              8.875%         02/15/04             1,561,625
                                                                                                             ----------
                                                                                                              1,561,625
Media 13.63%
         1,000,000    Capstar Broadcasting                                9.250%         07/01/07             1,045,000
         1,000,000    Chancellor Media Corporation                        8.750%         06/15/07             1,040,000
           750,000    Jones Intercable Incorporated                       7.625%         04/15/08               761,250
           500,000    Jones Intercable Incorporated                       9.625%         03/15/02               539,375
           500,000    Rogers Communications                               9.125%         01/15/06               507,500
           750,000    Sullivan Broadcasting                              10.250%         12/15/05               855,938
         1,400,000    Time Warner Incorporated                            9.125%         01/15/13             1,719,102
           500,000    Turner Broadcasting                                 8.400%         02/01/24               534,845
                                                                                                             ----------
                                                                                                              7,003,010
Real Estate 15.92%
         1,000,000    EOP Operating Limited Partnership                   6.750%         02/15/08             1,010,080
           750,000    ERP Operating Limited Partnership                   8.500%         05/15/99               763,685
         1,300,000    ERP Operating Limited Partnership                   7.570%         08/15/26             1,383,213
         1,100,000    Felcor Suites Limited Partnership                   7.625%         10/01/07             1,094,687
         1,000,000    Property Trust Of America                           6.875%         02/15/08             1,034,740
           500,000    Security Capital Pacific Trust                      7.900%         02/15/16               542,820
         1,000,000    US Home Corporation                                 7.950%         03/01/01             1,002,500
         1,300,000    Weingarten Realty Investors                         6.880%         06/25/27             1,343,445
                                                                                                             ----------
                                                                                                              8,175,170
Retail 1.54%
           750,000    Fred Meyer Incorporated                             8.640%         07/02/12               790,778
                                                                                                             ----------
                                                                                                                790,778

                See accompanying notes to financial statements.

                                                                  Citizens Funds
                                        Statement of Investments - June 30, 1998

Citizens Income Fund (cont'd.)

        Par Amount    Security Description                                Coupon         Maturity              Value
   ($ Denominated)                                                                           Date             (Note 1)

Telecommunications Equipment & Services 2.49%
        $1,200,000    Worldcom Incorporated                               9.375%         01/15/04           $ 1,276,500
                                                                                                            -----------
                                                                                                              1,276,500
                                                                                                            -----------
Total Corporate Bonds Cost ($36,990,291)                                                                     37,329,276

Number of Shares

CONVERTIBLE PREFERRED STOCK 3.65%

Computers & Software 2.78%
            15,000    Microsoft Corporation-Convertible into common shares
                      or exchangeable into subordinated notes                                                 1,426,875
                                                                                                            -----------
                                                                                                              1,426,875
Real Estate 0.87%
            10,000    Equity Office Properties Trust-144A
                      Callable into common stock                                                                446,250
                                                                                                            -----------
                                                                                                                446,250
                                                                                                            -----------

Total Convertible Preferred Stock (Cost $1,786,250)                                                           1,873,125

Number of Warrants

WARRANT 0.04%

               750    MVE Holding Incorporated                                            2/15/02                22,500
                                                                                                            -----------
Total Warrants (Cost $0)                                                                                         22,500

        Par Amount    Security Description                                Coupon         Maturity               Value
   ($ Denominated)                                                                           Date              (Note 1)

U.S. GOVERNMENT AGENCIES 21.81%
Fannie Mae 14.40%
         5,150,000    Fannie Mae                                          0.000%         10/09/19             1,467,390
         1,000,000    Fannie Mae                                          5.375%         04/13/00               982,490
         1,000,000    Fannie Mae                                          6.330%         10/02/02             1,010,720
           600,000    Fannie Mae                                          5.830%         12/10/99               601,200
         2,245,509    Fannie Mae - REMIC                                  8.000%         11/25/02-            2,293,826
                                                                                         07/25/06
           600,000    Fannie Mae - REMIC                                  7.000%         04/25/21               607,865
           429,174    Fannie Mae - REMIC                                  9.000%         02/25/20               432,470
                                                                                                            -----------
                                                                                                              7,395,961

 Freddie Mac 4.74%
         2,000,000    Freddie Mac                                         7.000%         09/04/07             2,001,840
           298,827    Freddie Mac                                         8.750%         06/15/05               301,788
           129,984    Freddie Mac                                         6.800%         04/15/18               129,817
                                                                                                            -----------
                                                                                                              2,433,445

                See accompanying notes to financial statements.

1998 Annual Report
Statement of Investments - June 30, 1998

Citizens Income Fund (cont'd.)

        Par Amount    Security Description                                Coupon         Maturity               Value
   ($ Denominated)                                                                           Date              (Note 1)
Government National Mortgage Association 2.67%
        $  629,650    Government National                                 7.000%        04/15/07-           $   640,045
                      Mortgage Association                                              06/15/23
           136,543    Government National
                      Mortgage Association                                6.000%        08/15/08                135,955
           238,370    Government National                                 9.000%        05/15/09-               253,750
                      Mortgage Association                                              10/15/21
           221,390    Government National                                 8.000%        12/15/21-               228,956
                      Mortgage Association                                              09/15/22
            76,664    Government National                                 9.500%        03/15/17-                82,323
                      Mortgage Association                                              09/15/17
            29,318    Government National                                 8.500%        03/15/21-                30,786
                      Mortgage Association                                              06/15/21
                                                                                                              1,371,815
                                                                                                            -----------
Total U.S. Government Agencies (Cost $9,708,362)                                                             11,201,221

Short-Term Investments 4.66%
                      Repurchase Agreement with State
                      Street Bank & Trust Co. Dated 6/30/98
                      due 7/1/98 collateralized by $200,000
                      Federal Home Loan Bank, 5.860% due
                      11/07/00 (Market value of collateral
                      is $202,258)                                        5.080%         07/01/98               196,000
           200,000    Federal Home Loan Bank Discount Note                5.500%         07/01/98               200,000
         2,000,000    Freddie Mac                                         5.420%         07/01/98             2,000,000
                                                                                                            -----------
Total Short-Term Investments (Cost $2,396,000)                                                                2,396,000

                                                                                                            -----------
Total Investments (Cost $50,880,903) (a) 102.84%                                                             52,822,122

Liabilities in excess of other assets (2.84%)                                                               (1,456,513)
                                                                                                            -----------
Net Assets 100.00%                                                                                          $51,365,609
                                                                                                            ===========

(a) For Federal income tax purposes, cost is $50,882,761 and appreciation (depreciation) is as follows:

                      Unrealized appreciation:                        $2,053,825
                      Unrealized depreciation:                         (114,464)
                      ----------------------------------------------------------
                      Net unrealized appreciation:                    $1,939,361

                See accompanying notes to financial statements.

                                                                  Citizens Funds
                                        Statement of Investments - June 30, 1998

Citizens Index Fund

  Number of Shares    Security Description                                              Value (Note 1)
 (% of net assets)

EQUITIES 99.49%
Apparel & Textiles 0.39%
             5,600    Interface Incorporated                                          $   113,050
             7,200    Liz Claiborne Incorporated                                          376,200
             5,900    Reebok International Limited                                        163,356(b)
             3,900    Russell Corporation                                                 117,731
             1,900    Springs Industries Incorporated                                      87,638
             4,600    Stride Rite Corporation                                              69,288
             4,000    Tommy Hilfiger Corporation                                          250,000(b)
             6,300    Warnaco Group                                                       267,356
                                                                                        ---------
                                                                                        1,444,619
Auto Parts & Equipment 0.36%
             2,000    Bandag Incorporated                                                  78,000
             8,400    Cooper Tire & Rubber                                                173,250
             5,600    Federal Mogul Corporation                                           378,000
            19,200    Genuine Parts Company                                               663,600
             1,500    Standard Products Company                                            42,188
                                                                                        ---------
                                                                                        1,335,038
Chemicals 0.78%
            25,400    Air Products & Chemicals Incorporated                             1,016,000
             2,700    BetzDearborn Incorporated                                           111,713
            15,750    Engelhard Corporation                                               318,938
             6,600    Nalco Chemical Company                                              231,825
            17,000    Praxair Incorporated                                                795,813
            10,400    Sigma-Aldrich                                                       365,300
             3,000    Wellman Incorporated                                                 68,061
                                                                                        ---------
                                                                                        2,907,650
Commercial Services & Equipment 3.39%
            12,100    AccuStaff Incorporated                                              378,125(b)
             5,933    ACNielsen Corporation                                               149,808(b)
            93,843    Cendant Corporation                                               1,958,973(b)
            17,400    Cognizant Corporation                                             1,096,200(b)
             8,200    Deluxe Corporation                                                  293,663
            18,300    Dun & Bradstreet Corporation                                        661,088(b)
            15,800    Equifax Incorporated                                                573,738
            17,680    FDX Corporation                                                   1,109,420(b)
            10,900    H & R Block Incorporated                                            459,163
             9,600    Herman Miller Incorporated                                          233,400
            31,200    Pitney Bowes Incorporated                                         1,501,500
             4,500    Trigon Healthcare Incorporated                                      162,844(b)
            10,400    Viad Corporation                                                    288,600
            37,100    Xerox Corporation                                                 3,770,285
                                                                                        ---------
                                                                                       12,636,807

                See accompanying notes to financial statements.

1998 Annual Report
Statement of Investments - June 30, 1998

Citizens Index Fund (cont'd.)

  Number of Shares    Security Description                                         Value (Note 1)
 (% of net assets)

Computers & Technology 21.71%
            38,650    3Com Corporation                                                $ 1,186,072(b)
             7,300    Adobe Systems Incorporated                                          309,794
            23,800    America Online Incorporated                                       2,522,800(b)
            14,500    Apple Computer Incorporated                                         415,969(b)
            20,600    Ascend Communications Incorporated                                1,020,988(b)
             4,800    Autodesk Incorporated                                               185,400
            32,900    Automatic Data Processing                                         2,397,588
           113,450    Cisco Systems Incorporated                                       10,444,491(b)
           182,085    Compaq Computer Corporation                                       5,166,662
            60,012    Computer Associates International Incorporated                    3,334,417
            73,200    Dell Computer Corporation                                         6,793,875(b)
             1,500    Dialogic Corporation                                                 44,625(b)
            54,400    EMC Corporation                                                   2,437,800(b)
            49,200    First Data Corporation                                            1,638,975
            16,700    Gateway 2000 Incorporated                                           845,438(b)
            47,400    HBO & Company                                                     1,670,850
           114,900    Hewlett-Packard Company                                           6,879,638
           271,900    Microsoft Corporation                                            29,467,163(b)
            11,974    Network Associates Incorporated                                     573,255(b)
            38,600    Novell Incorporated                                                 492,150(b)
            29,800    Parametric Technology Corporation                                   808,325(b)
             2,900    Shared Medical Systems Corporation                                  212,969
            20,100    Silicon Graphics Incorporated                                       243,713(b)
             2,100    Stratus Computer Incorporated                                        53,153(b)
            41,600    Sun Microsystems Incorporated                                     1,807,000(b)
             8,600    Sybase Incorporated                                                  59,930(b)
                                                                                       ----------
                                                                                       81,013,040
Construction & Housing 0.56%
             2,600    Apogee Enterprises Incorporated                                      39,813
             4,100    Armstrong World Inds Incorporated                                   276,238
             6,100    Centex Corporation                                                  230,275
            11,600    Fedders Corporation                                                  77,575
             3,500    Fleetwood Enterprises                                               140,000
            18,800    Masco Corporation                                                 1,137,400
             4,200    Pulte Corporation                                                   125,474
             1,600    TJ International Incorporated                                        48,200
                                                                                       ----------
                                                                                        2,074,975
Consumer Durables 0.31%
             1,755    Harman International                                                 67,568
             9,900    Maytag Corporation                                                  488,813
             1,100    Toro Company                                                         37,674
             8,100    Whirlpool Corporation                                               556,875
                                                                                       ----------
                                                                                        1,150,930

                 See accompanying notes to financial statements.

                                                                  Citizens Funds
                                        Statement of Investments - June 30, 1998

Citizens Index Fund (cont'd.)

  Number of Shares    Security Description                                            Value (Note 1)
 (% of net assets)
Consumer Products-Miscellaneous 0.55%
             7,800    American Greetings Corporation                                  $   397,313
            12,900    Avery Dennison Corporation                                          693,375
             2,800    John H. Harland Company                                              47,425
             3,800    Jostens Incorporated                                                 90,725
             9,200    Moore Corporation Limited                                           121,900
               300    Real Goods Trading Corporation                                        1,575(b)
            16,100    Rubbermaid Incorporated                                             534,319
             6,300    Tupperware Corporation                                              177,187
                                                                                       ----------
                                                                                        2,063,819
Electronics 5.06%
            15,500    Advanced Micro Devices                                              264,469(b)
             9,600    Altera Corporation                                                  283,800(b)
             9,900    American Power Conversion                                           297,000(b)
            23,700    AMP Incorporated                                                    814,688
             4,100    Avnet Incorporated                                                  224,219
             2,400    Belden Incorporated                                                  73,500
             2,600    BMC Industries Incorporated                                          22,750
             3,900    C-Cube Microsystems Incorporated                                     72,394(b)
             2,600    Cymer Incorporated                                                   41,925(b)
             2,200    Dionex Corporation                                                   58,025(b)
             3,475    General Semiconductor Incorporated                                   34,316(b)
             5,300    General Signal Corporation                                          190,800
           186,900    Intel Corporation                                                13,853,963
             8,700    KLA-Tencor Corporation                                              240,881(b)
            15,200    LSI Logic Corporation                                               350,550(b)
            22,700    Micron Technology Incorporated                                      563,244(b)
             4,700    Millipore Corporation                                               128,075
            16,760    Molex Incorporated                                                  419,000
             4,900    Perkin-Elmer Corporation                                            304,719
             2,000    Tecumseh Products Company                                           105,625
             5,250    Tektronix Incorporated                                              185,719
             5,500    Thomas & Betts Corporation                                          270,875
             4,500    VLSI Technology Incorporated                                         75,513(b)
                                                                                       ----------
                                                                                       18,876,050
Energy & Utilities 1.72%
            19,200    AES Corporation                                                   1,009,200(b)
             8,500    American Water Works Incorporated                                   263,500
             8,500    Calenergy Company Incorporated                                      255,531(b)
            10,600    Consolidated Natural Gas Company                                    624,075
            12,600    El Paso Natural Gas                                                 481,950
            71,429    Energia Global International Limited                                405,002(b)(c)
             3,500    Idaho Power Company                                                 121,188
             8,400    MCN Energy Group Incorporated                                       208,950
             5,200    Nicor Incorporated                                                  208,650

                 See accompanying notes to financial statements.

1998 Annual Report
Statement of Investments - June 30, 1998

Citizens Index Fund (cont'd.)

  Number of Shares    Security Description                                         Value (Note 1)
 (% of net assets)
             3,100    ONEOK Incorporated                                              $   123,613
             3,300    Peoples Energy Corporation                                          127,463
             2,400    Philadelphia Suburban Corporation                                    52,500
            11,800    Sonat Incorporated                                                  455,775
            40,000    Vulcan Power Company                                                      0(b)(c)
             5,700    Western Atlas Incorporated                                          483,788(b)
            46,700    Williams Companies Incorporated                                   1,576,125
             1,000    Yankee Energy System Incorporated                                    24,624
                                                                                       ----------
                                                                                        6,421,934

Environmental Control 0.02%
             1,700    IMCO Recycling Incorporated                                          31,450
             1,500    Ionics Incorporated                                                  55,313(b)
                                                                                       ----------
                                                                                           86,763
Finance & Insurance 19.04%
             9,950    A.G. Edwards Incorporated                                           424,741
            51,200    American Express Company                                          5,836,800
            27,686    American General Corporation                                      1,970,897
            18,300    Aon Corporation                                                   1,285,575
            41,100    Bank of New York Company Incorporated                             2,494,256
            32,400    BankBoston Corporation                                            1,802,250
            10,700    Bankers Trust Corporation                                         1,241,869
            15,400    BB&T Corporation                                                  1,041,425
             6,100    Beneficial Corporation                                              934,444
            28,550    Charles Schwab Corporation                                          927,875
            18,300    Chubb Corporation                                                 1,470,863
            16,950    Comerica Incorporated                                             1,122,938
            12,000    Countrywide Credit Industries Incorporated                          609,000
           117,100    Fannie Mae                                                        7,113,825
            32,084    First Chicago NBD Corporation                                     2,843,445
            76,700    Freddie Mac                                                       3,609,694
             8,500    General Re Corporation                                            2,154,750
             6,200    Golden West Financial Corporation                                   659,138
            14,600    Green Tree Financial Corporation                                    625,063
            11,800    H.F. Ahmanson & Company                                             837,800
            21,200    Huntington Bancshares                                               709,945
            11,550    Jefferson-Pilot Corporation                                         669,178
            48,300    KeyCorp                                                           1,720,688
            11,700    Marshall & Ilsley Corporation                                       625,300
            10,600    MBIA Incorporated                                                   793,675
            54,875    MBNA Corporation                                                  1,810,875
            28,300    Mellon Bank Corporation                                           1,970,388
            14,700    Mercantile Bancorporation                                           738,550
            12,600    MGIC Investment Corporation                                         718,988
            35,900    National City Corporation                                         2,548,900

                 See accompanying notes to financial statements.

                                                                  Citizens Funds
                                        Statement of Investments - June 30, 1998

Citizens Index Fund (cont'd.)

  Number of Shares    Security Description                                         Value (Note 1)
 (% of net assets)
            12,300    Northern Trust Corporation                                      $   936,414
            83,200    Norwest Corporation                                               3,109,600
            33,400    PNC Bank Corporation                                              1,797,338
             8,000    Progressive Corporation                                           1,175,455
            10,400    Providian Financial Corporation                                     817,050
            10,000    Reliastar Financial Corporation                                     479,034
            15,200    Safeco Corporation                                                  690,650
            25,844    St. Paul Companies                                                1,087,063
            17,300    State Street Corporation                                          1,202,350
            21,000    SunAmerica Incorporated                                           1,206,188
            23,800    SunTrust Banks Incorporated                                       1,935,238
            28,200    Synovus Financial Corporation                                       669,750
            15,000    UNUM Corporation                                                    832,500
            23,200    Wachovia Corporation                                              1,960,400
            42,510    Washington Mutual Incorporated                                    1,846,522
                                                                                       ----------
                                                                                       71,058,687

Food & Beverages 10.69%
             4,200    Ben & Jerry's Homemade                                               81,375(b)
            31,800    Bestfoods                                                         1,846,388
             7,800    Bruno's Incorporated                                                  8,166(b)
            50,100    Campbell Soup Company                                             2,661,563
               400    Celestial Seasonings Incorporated                                    19,800(b)
           272,600    Coca Cola Company                                                23,307,300
             3,500    Fleming Companies Incorporated                                       61,469
               800    Gardenburger Incorporated                                             9,300(b)
            17,000    General Mills Incorporated                                        1,162,375
             6,200    Giant Foods Incorporated                                            265,534
             3,600    Great Atlantic & Pacific Tea Company                                119,025
            40,300    H.J. Heinz Company                                                2,261,838
             4,500    Hannaford Brothers Company                                          198,000
            15,500    Hershey Foods Corporation                                         1,069,500
             3,100    J.M. Smucker Company                                                 76,919(b)
            45,200    Kellogg Company                                                   1,697,825
            28,200    Kroger Company                                                    1,209,075(b)
            14,900    Quaker Oats Company                                                 818,569
             6,100    SUPERVALU Incorporated                                              270,688
            37,400    Sysco Corporation                                                   958,375
             2,068    Tootsie Roll Industries                                             158,719
            10,500    Whitman Corporation                                                 240,844
             2,300    Whole Foods Market Incorporated                                     139,150(b)
            12,500    Wm. Wrigley Jr. Company                                           1,225,000
             1,021    Worthington Foods Incorporated                                       21,374
                                                                                       ----------
                                                                                       39,888,171

                 See accompanying notes to financial statements.

1998 Annual Report
Statement of Investments - June 30, 1998

Citizens Index Fund (cont'd.)

  Number of Shares    Security Description                                         Value (Note 1)
 (% of net assets)
Forest Products & Paper 0.40%
             7,200    Unisource Worldwide Incorporated                               $     77,850
             2,700    Caraustar Industries Incorporated                                    77,963
             9,400    Consolidated Papers Incorporated                                    256,150
            24,325    Fort James Corporation                                            1,082,462
                                                                                       ----------
                                                                                        1,494,425

Health Care & Personal Care 2.39%
            14,300    Avon Products Incorporated                                        1,108,250
            12,000    Biomet Incorporated                                                 396,750
            16,300    Guidant Corporation                                               1,162,394
            43,300    Healthsouth Corporation                                           1,155,569(b)
             3,500    Idexx Laboratories Incorporated                                      87,063(b)
             3,100    Invacare Corporation                                                 79,438
            52,400    Medtronic Incorporated                                            3,340,500
             1,550    Natures Sunshine Products Incorporated                               34,972
             3,000    Owens & Minor Incorporated Holding Company                           30,000
             8,500    Oxford Health Plans                                                 130,156(b)
             3,100    Sofamor Danek Group Incorporated                                    268,344(b)
             9,200    St Jude Medical Incorporated                                        338,675(b)
             5,300    Sun Healthcare Group Incorporated                                    77,513(b)
             3,000    Universal Health Services                                           175,123(b)
             7,200    Wellpoint Health Networks                                           532,800(b)
                                                                                       ----------
                                                                                        8,917,547

Machines & Tools 0.75%
             8,100    Case Corporation                                                    390,825
             3,800    Cincinnati Milacron Incorporated                                     92,388
            26,900    Deere & Company                                                   1,422,338
             2,700    IDEX Corporation                                                     93,150
             1,500    Nordson Corporation                                                  70,500
             6,100    Snap-On Incorporated                                                221,125
             1,400    SPX Corporation                                                      90,125(b)
             9,300    Stanley Works                                                       386,531
               900    Tennant Company                                                      39,824
                                                                                       ----------
                                                                                        2,806,806
Media 4.24%
            40,700    Comcast Corporation                                               1,652,166
            10,400    Dow Jones & Co Incorporated                                         579,800
             7,500    King World Productions Incorporated                                 191,250(b)
            10,800    McGraw-Hill Companies Incorporated                                  880,875
            67,300    MediaOne Group Incorporated                                       2,956,994(b)
             5,500    Meredith Corporation                                                258,156
            10,500    New York Times Company                                              832,125
            65,450    Time Warner Incorporated                                          5,591,884

                 See accompanying notes to financial statements.

                                                                  Citizens Funds
                                        Statement of Investments - June 30, 1998

Citizens Index Fund (cont'd.)

  Number of Shares    Security Description                                         Value (Note 1)
 (% of net assets)
             9,400    Times Mirror Company                                            $   591,025
            39,500    Viacom Incorporated                                               2,300,875(b)
                                                                                       ----------
                                                                                       15,835,150

Miscellaneous Manufacturing 0.67%
            27,900    Illinois Tool Works                                               1,860,581
             4,200    National Service Industries Incorporated                            213,675
             4,800    Polaroid Corporation                                                170,700
             8,600    Raychem Corporation                                                 254,238
                                                                                       ----------
                                                                                        2,499,194
Pharmaceuticals 3.24%
             8,900    ALZA Corporation                                                    384,925(b)
            29,300    Amgen Incorporated                                                1,915,488(b)
             5,225    Bergen Brunswig Corporation                                         242,309
             7,700    Biogen Incorporated                                                 377,300(b)
            18,800    Chiron Corporation                                                  294,925(b)
             1,200    Cyanotech Corporation                                                 3,750(b)
             4,900    Dura Pharmaceuticals Incorporated                                   109,638(b)
            13,100    Mylan Laboratories                                                  393,819
             3,000    Patterson Dental Company                                            109,875(b)
             2,700    R.P. Scherer Corporation                                            239,288(b)
            82,800    Schering-Plough Corporation                                       7,586,550
             9,100    Watson Pharmaceuticals Incorporated                                 424,855(b)
                                                                                       ----------
                                                                                       12,082,722
Producer Goods 0.31%
             5,200    Inland Steel Industries Incorporated                                146,575
             8,500    Sealed Air Corporation                                              312,375(b)
            10,901    Sonoco Products Company                                             329,755
             6,800    Timken Company                                                      209,525
            10,000    Worthington Industries                                              150,625
                                                                                       ----------
                                                                                        1,148,855
Real Estate Investment & Management 0.08%
             6,000    Choice Hotels International Incorporated                             81,375(b)
             7,300    Rouse Company                                                       229,494
                                                                                       ----------
                                                                                          310,869
Recreation & Entertainment 0.76%
             8,000    Callaway Golf Company                                               157,500
             5,500    Coleman Company Incorporated                                         63,594(b)
            16,400    Harley-Davidson Incorporated                                        635,500
            14,100    Hasbro Incorporated                                                 554,306
             2,000    Huffy Corporation                                                    36,250
            32,375    Mattel Incorporated                                               1,369,867
                                                                                       ----------
                                                                                        2,817,017

                 See accompanying notes to financial statements.

1998 Annual Report
Statement of Investments - June 30, 1998

Citizens Index Fund (cont'd.)

  Number of Shares    Security Description                                            Value (Note 1)
 (% of net assets)

Retail  6.73%
               400    Abercrombie & Fitch Company                                     $    17,600(b)
             7,300    Barnes & Noble Incorporated                                         273,294(b)
            11,800    Charming Shoppes                                                     56,050(b)
            23,800    Costco Companies Incorporated                                     1,500,888(b)
            42,400    CVS Corporation                                                   1,650,950
            15,600    Darden Restaurants Incorporated                                     247,650
            15,450    Dollar General                                                      611,241
            22,600    Federated Department Stores                                       1,216,163(b)
             2,800    Footstar Incorporated                                               134,400(b)
            43,550    Gap Incorporated                                                  2,683,769
             2,300    Gymboree Corporation                                                 34,859(b)
             7,600    Harcourt General Incorporated                                       452,200
            14,700    Ikon Office Solutions Incorporated                                  214,069
            27,900    J.C. Penney Company                                               2,017,519
            17,000    Kohls Corporation                                                   881,875(b)
            29,300    Limited Incorporated                                                970,563
             3,600    Longs Drug Stores Corporation                                       103,950
            37,800    Lowe's Companies                                                  1,533,263
            25,500    May Department Stores Company                                     1,670,250
             8,500    Nordstrom Incorporated                                              656,625
            27,700    Rite Aid Corporation                                              1,040,481
            43,500    Sears, Roebuck and Company                                        2,656,219
             9,600    Starbucks Corporation                                               513,000(b)
            11,200    Tandy Corporation                                                   594,300
            34,800    TJX Companies Incorporated                                          839,550
            14,500    Venator Group Incorporated                                          277,313(b)
            54,300    Walgreen Company                                                  2,243,265
                                                                                       ----------
                                                                                       25,091,306
Telecommunications Equipment & Services 15.14%
            14,300    ADC Telecommunications Incorporated                                 522,397(b)
            63,700    Airtouch Communications Incorporated                              3,722,469(b)
            19,800    Alltel Corporation                                                  920,700
           121,700    Ameritech Corporation                                             5,461,288
           175,200    Bell Atlantic Corporation                                         7,993,500
           109,700    Bellsouth Corporation                                             7,363,613
           146,000    Lucent Technologies Incorporated                                 12,145,375
            10,000    OneWorld Systems Incorporated                                         6,250(b)
             7,400    Qualcomm Incorporated                                               415,788(b)
           204,118    SBC Communications Incorporated                                   8,164,720
             5,600    Skytel Communications Incorporated                                  131,075(b)
            20,100    Tellabs Incorporated                                              1,439,663(b)
            57,137    US West Incorporated                                              2,685,437
           113,900    Worldcom Incorporated                                             5,517,031(b)
                                                                                       ----------
                                                                                       56,489,306

                See accompanying notes to financial statements.

                                                                  Citizens Funds
                                        Statement of Investments - June 30, 1998

Citizens Index Fund (cont'd.)

  Number of Shares    Security Description                                                         Value (Note 1)
 (% of net assets)
Transportation 0.20%
             1,700    Roadway Express Incorporated                                                 $     32,088
            23,650    Southwest Airlines                                                                700,630
                                                                                                    -----------
                                                                                                        732,718
                                                                                                    -----------
Total Equities (Cost $215,523,989)                                                                  371,184,398

Short-Term Investments 0.54%
                      Repurchase Agreement with State Street Bank & Trust Co.                         2,019,000
                      Dated 6/30/98 due 7/1/98 collateralized by $2,025,000
                      Federal Home Loan Bank, 5.700% due 02/18/00 (Market value
                      of collateral $2,063,993) (cost $2,019,000)
                                                                                                    -----------
Total Investments (Cost $217,542,989) 100.03% (a)                                                   373,203,398

Liabilities in excess of other assets (0.03%)                                                         (134,598)

                                                                                                    -----------
Net Assets 100.00%                                                                                 $373,068,800
                                                                                                    ===========

(a) Book cost and tax cost are equal.

(b) Non-income producing security.

(c) On June 30, 1998, the Fund owned the following restricted securities constituting 0.11% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at fair value as determined by the Board of Trustees. Additional information on the securities is as follows:

  Description                                        Acquisition Date           Cost             Value
  -----------                                        ----------------           ----             -----
  Energia Global Series A Conv. Pfd.                 April 1, 1993              $250,000         $405,002
  Vulcan Power Co., Class A                          June 1, 1993               $300,000         $      -

Citizens Emerging Growth Fund

  Number of Shares    Security Description                                         Value (Note 1)
 (% of net assets)

EQUITIES 89.09%

Building Materials 1.79%
           160,000    Dal-Tile International Incorporated                              $1,570,000(b)
                                                                                       ----------
                                                                                        1,570,000

                 See accompanying notes to financial statements.

1998 Annual Report
Statement of Investments - June 30, 1998

Citizens Emerging Growth Fund (cont'd.)

  Number of Shares    Security Description                                              Value (Note 1)
 (% of net assets)
Computers & Software 33.17%
            35,220    America Online Incorporated                                      $3,733,320(b)
            50,000    Ascend Communications Incorporated                                2,478,125(b)
            50,000    Avid Technology Incorporated                                      1,675,000(b)
            56,280    Computer Horizons Corporation                                     2,085,878(b)
            55,800    Compuware Corporation                                             2,852,775(b)
            20,070    Dell Computer Corporation                                         1,862,747(b)
            65,740    Documentum Incorporated                                           3,155,520(b)
            48,880    EMC Corporation                                                   2,190,435(b)
            55,000    HNC Software                                                      2,244,688(b)
            41,910    Saville Systems PLC (ADR)                                         2,100,738(b)
            48,430    Veritas Software Corporation                                      2,003,790(b)
            58,000    Visio Corporation                                                 2,769,500(b)
                                                                                       ----------
                                                                                       29,152,516
Electronics 3.96%
            55,000    Altera Corporation                                                1,625,937(b)
            65,240    Micron Technology Incorporated                                    1,618,768(b)
             5,060    PMC - Sierra Incorporated                                           237,188(b)
                                                                                       ----------
                                                                                        3,481,893

Finance & Insurance 12.18%
            50,000    Annuity and Life Re Holdings Limited                              1,106,250(b)
            36,015    Comerica Incorporated                                             2,385,994
            30,000    Northern Trust Corporation                                        2,287,500
            24,500    Providian Financial Corporation                                   1,924,781
            52,300    SunAmerica Incorporated                                           3,003,981
                                                                                       ----------
                                                                                       10,708,506
Forest Products & Paper 2.64%
            52,120    Fort James Corporation                                            2,319,340
                                                                                       ----------
                                                                                        2,319,340
Health Care 8.88%
            25,000    Guidant Corporation                                               1,782,813
            81,630    Ocular Sciences Incorporated                                      2,652,975(b)
            25,000    Quorum Health Group Incorporated                                    662,500(b)
            31,280    Sofamor Danek Group Incorporated                                  2,707,675(b)
                                                                                       ----------
                                                                                        7,805,963
Home Furnishings 0.57%
            10,000    Ethan Allen Interiors Incorporated                                  499,375
                                                                                       ----------
                                                                                          499,375
Media 3.46%
            61,180    Chancellor Media Corporation                                      3,037,969(b)
                                                                                       ----------
                                                                                        3,037,969
Office Equipment & Services 2.75%
            99,500    Miller (Herman) Incorporated                                      2,419,094
                                                                                       ----------
                                                                                        2,419,094

                 See accompanying notes to financial statements.

                                                                  Citizens Funds
                                        Statement of Investments - June 30, 1998

Citizens Emerging Growth Fund (cont'd.)

  Number of Shares    Security Description                                         Value (Note 1)
 (% of net assets)

Pharmaceuticals 7.47%
            44,270    McKesson Corporation                                                          $3,596,937
            98,860    Mylan Laboratories                                                             2,971,979
                                                                                                   -----------
                                                                                                     6,568,916
Recreation & Entertainment 3.44%
            45,400    Premier Parks Incorporated                                                     3,024,775 (b)
                                                                                                   -----------
                                                                                                     3,024,775
Retail 3.79%
           138,180    TJX Companies Incorporated                                                     3,333,593
                                                                                                   -----------
                      3,333,593
Telecommunications Equipment & Services 4.99%
            33,500    Advanced Radio Telecom Corporation                                               330,813 (b)
           117,200    Amdocs Limited                                                                 1,772,650 (b)
            31,800    Tellabs Incorporated                                                           2,277,675 (b)
                                                                                                   -----------
                                                                                                     4,381,138
                                                                                                   -----------
Total Equities (Cost $64,254,574)                                                                   78,303,078

Short-Term Investments 7.98%
                      Repurchase Agreement with State Street Bank & Trust                           7,012,000
Co. Dated 6/30/98 due 7/1/98 collateralized by $7,060,000
Federal Home Loan Bank, 5.705% due 3/23/00 (Market value
of collateral is $7,156,115) (cost $7,012,000)
                                                                                                   -----------
Total Investments 97.07% (Cost $71,266,574) (a)                                                     85,315,078

                                                                                                   -----------
Other assets, less liabilities 2.93%                                                                 2,576,480

                                                                                                   -----------
Net Assets 100.00%                                                                                 $87,891,558
                                                                                                   ===========


(a) For Federal income tax purposes, cost is $71,294,203 and appreciation (depreciation) is as follows:

                  Unrealized appreciation:                              $15,561,146
                  Unrealized depreciation:                              (1,540,271)
                  -----------------------------------------------------------------
                  Net Unrealized appreciation:                          $14,020,875

(b) Non-income producing security.

Abbreviations:
ADR - American Depository Receipt

                 See accompanying notes to financial statements.

1998 Annual Report
Statement of Investments - June 30, 1998

Citizens Global Equity Fund

  Number of Shares    Security Description                                                    Value (Note 1)
 (% of net assets)

EQUITIES 87.85%

Belgium 1.46%
             1,600   Real Software (Computers & Software)                                        $ 718,086
                                                                                                 ---------
                                                                                                   718,086

Brazil 2.57%
         2,700,000    Telecomunicacoes de Sao Paulo S.A (Preferred)
                         (Telecommunications)                                                      634,960
         2,700,000    Telesp Celular S.A. (Preferred) (Telecommunications)                         224,103
            13,800    Unibanco (GDR) (Finance & Insurance)                                         407,100
                                                                                                 ---------
                                                                                                 1,266,163
Finland 6.26%
            85,000    Merita PLC (Finance & Insurance)                                             560,832
            19,400    Nokia Corporation (ADR) (Telecommunications)                               1,407,713
            23,300    Sampo Insurance Company (Finance & Insurance)                              1,104,168
                                                                                                 ---------
                                                                                                 3,072,713
France 4.22%
             6,600    Axa - UAP (Finance & Insurance)                                              742,306
             4,000    Canal Plus (Media)                                                           747,598
             5,000    Omnicom (Telecommunications)                                                 583,854 (b)
                                                                                                 ---------
                                                                                                 2,073,758
Germany 7.23%
                52    Allianz AG RT (Finance & Insurance)                                           17,184 (b)
             1,800    Allianz AG  REG                                                              599,823
             9,000    Deutsche Bank AG (Finance & Insurance)                                       760,872
            15,000    Dresdner Bank AG (Finance & Insurance)                                       810,234
             2,000    SAP AG (Preferred) (Computers & Software)                                  1,357,315
                                                                                                 ---------
                                                                                                 3,545,428
Ireland 3.08%
            46,775    Bank of Ireland (Finance & Insurance)                                        955,813
            60,000    Irish Life PLC (Finance & Insurance)                                         552,354
                                                                                                 ---------
                                                                                                 1,508,167
Italy 8.85%
            25,520    Assicurazioni Generali (Finance & Insurance)                                 829,826
            55,000    Istituto Bancario San Paolo di Torino (Finance & Insurance)                  793,649
           320,000    Istituto Nazionale delle Assicurazioni (Finance & Insurance)                 909,116
           480,000    Olivetti SpA (Telecommunications)                                            714,241 (b)
           148,333    Telecom Italia SpA (Telecommunications)                                    1,091,917
                                                                                                 ---------
                                                                                                 4,338,749
Japan 4.73%
            16,000    Canon Incorporated (Office/Business Equipment)                               363,152
               620    Familymart Company Limited (Retail)                                           23,587

                 See accompanying notes to financial statements.

                                                                  Citizens Funds
                                        Statement of Investments - June 30, 1998

Citizens Global Equity Fund (cont'd.)

  Number of Shares    Security Description                                                            Value (Note 1)
 (% of net assets)

            18,000    Fuji Photo Film Company (Miscellaneous
                         Manufacturing)                                                               $  626,437
             6,000    Ito-Yokado Company Limited (Retail)                                                282,307
            46,000    NEC Corporation (Electronics)                                                      428,562
             4,400    Nichiei Company Limited (Finance & Insurance)                                      299,283
             4,000    TDK Corporation (Computers & Software)                                             295,421
                                                                                                       ---------
                                                                                                       2,318,749

Mexico 1.40%
           112,000    Grupo Continental S.A (Food & Beverages)                                           373,913
           280,000    Grupo Financiero Banorte (Finance & Insurance)                                     311,595(b)
                                                                                                       ---------
                                                                                                         685,508
Netherlands 2.54%
             8,065    Aegon N.V. (Finance & Insurance)                                                   701,745
            16,000    Unique International N.V. (Commercial Services)                                    542,714
                                                                                                       ---------
                                                                                                       1,244,459
Norway 1.63%
            90,000    Storebrand ASA (Finance & Insurance)                                               797,546(b)
                                                                                                       ---------
                                                                                                         797,546
Portugal 1.43%
            13,500    Banco Comercial Portugues (Finance & Insurance)                                    383,323
             6,000    Portugal Telecom S.A (Telecommunications)                                          317,995
                                                                                                       ---------
                                                                                                         701,318
Spain 4.79%
            23,200    ACS Actividades  (Engineering & Construction)                                      697,863
            39,000    Banco Santander S.A. (Finance & Insurance)                                         999,902
            30,000    Superdiplo S.A. (Retail)                                                           650,598(b)
                                                                                                       ---------
                                                                                                       2,348,363
Switzerland 4.95%
             3,200    Credit Suisse Group (Finance & Insurance)                                          712,020
             2,550    UBS AG (Finance & Insurance)                                                       948,173
             1,200    Zuerich Versicherungs (Finance & Insurance)                                        765,816
                                                                                                       ---------
                                                                                                       2,426,009
United Kingdom 8.33%
            57,745    Lloyds TSB Group PLC (Finance & Insurance)                                         807,874
           120,000    Orange PLC (Telecommunications)                                                  1,271,396(b)
            49,000    United Utilities PLC (Energy & Utilities)                                          712,508
            56,000    Vodafone Group PLC (Telecommunications)                                            710,580
            89,000    WPP Group PLC (Advertising)                                                        583,220
                                                                                                       ---------
                                                                                                       4,085,578
United States 24.38%
            12,600    Air Products & Chemicals Incorporated (Chemicals)                                  504,000

                 See accompanying notes to financial statements.

1998 Annual Report
Statement of Investments - June 30, 1998

Citizens Global Equity Fund (cont'd.)

  Number of Shares    Security Description                                              Value (Note 1)
 (% of net assets)

            28,000    AirTouch Communications Incorporated
                         (Telecommunications)                                              $1,636,250(b)
            16,000    Bank of New York Company Incorporated
                         (Finance & Insurance)                                                971,000
            15,450    Cisco Systems Incorporated (Computers & Software)                     1,422,366(b)
            15,750    Home Depot Incorporated (Retail)                                      1,308,234
            10,000    Illinois Tool Works (Miscellaneous Manufacturing)                       666,875
            12,000    Intel Corporation (Electronics)                                         889,500
            12,000    Network Associates Incorporated (Computers & Software)                  574,500(b)
            15,300    O'Reilly Automotive Incorporated (Retail)                               550,800(b)
            14,800    Sun Microsystems Incorporated (Computers & Software)                    642,875(b)
            20,000    SunGard Data Systems Incorporated
                      (Computers & Software)                                                  767,500(b)
            10,000    SunTrust Banks Incorporated (Finance & Insurance)                       813,125
            25,000    WorldCom Incorporated (Telecommunications)                            1,210,937(b)
                                                                                           ----------
                                                                                           11,957,962
                                                                                           ----------
Total Equities (Cost $31,074,117)                                                          43,088,556

Short-Term Investments 11.20%
                      Repurchase Agreement with State Street Bank & Trust                   5,493,000
Co.  Dated 6/30/98 due 7/1/98 collateralized by
$5,545,000 Federal Home Loan Bank, 5.860% due
11/07/00 (Market value of collateral is $5,607,614)
(cost $5,493,000)

                                                                                           ----------
Total Investments (Cost $36,567,117) 99.05% (a)                                            48,581,556

Other assets, less liabilities 0.95%                                                          463,774
                                                                                           ----------

                                                                                           ----------
Net Assets 100.00%                                                                        $49,045,330
                                                                                           ==========

(a) Book cost and tax cost are equal.

(b) Non-income producing security.

Abbreviations:

ADR - American Depository Receipt

GDR - Global Depository Receipt

                 See accompanying notes to financial statements.

                                                                  Citizens Funds
                                        Statement of Investments - June 30, 1998

Citizens Global Equity Fund (cont'd.)

The Fund's Portfolio of Investments as of June 30, 1998, was concentrated in the following industries:

                                                Percentage of Net Assets*
                                                       Short-term
Industry                                    Equity       & Other        Total
Advertising                                   1.2%                       1.2%
Chemicals                                     1.0%                       1.0%
Commercial Services                           1.1%                       1.1%
Computers & Software                         11.8%                      11.8%
Electronics                                   2.7%                       2.7%
Energy & Utilities                            1.5%                       1.5%
Engineering & Construction                    1.4%                       1.4%
Finance & Insurance                          35.8%                      35.8%
Food & Beverages                              0.8%                       0.8%
Media                                         1.5%                       1.5%
Miscellaneous Manufacturing                   2.6%                       2.6%
Office/Business Equipment                     0.7%                       0.7%
Retail                                        5.7%                       5.7%
Telecommunications                           20.1%                      20.1%
Cash & Other                                              12.1%         12.1%
                                             --------------------------------
                                             87.9%        12.1%        100.0%

*Percentages are based on net assets of $49,045,330

                See accompanying notes to financial statements.

1998 Annual Report
Statement of Assets and Liabilities - June 30, 1998

                                                      Working Assets         Citizens
                                                        Money Market           Income
                                                                Fund             Fund
ASSETS
   Investments (See accompanying schedule):
      Investments at cost                               $119,059,553      $50,684,903
      Repurchase Agreements                                        -          196,000
      Net unrealized appreciation (depreciation)                   -        1,941,219
   Total investments at value                            119,059,553       52,822,122
                                                         -----------       ----------
   Cash                                                    1,783,528              165
   Foreign Currencies (cost $0, $0, $0, $0, $46,065)               -                -
   Receivable for:
      Interest                                               140,086          833,002
      Dividends and witholding tax reclaims                        -                -
      Fund shares sold                                     1,206,780          153,987
      Investment securities sold                                   -           45,755
   Due from Investment Adviser                                     -           60,000
   Unamortized organizational costs                           24,592           21,111
   Other receivables                                           4,403                -
                                                         -----------       ----------
      Total Assets                                       122,218,942       53,936,142
                                                         -----------       ----------
LIABILITIES
   Payables:
      Investment securities purchased                              -        2,479,172
      Fund shares repurchased                                361,054                -
   Option contracts written at value                               -                -
   Distributions payable                                           -           27,361
   Payable for investment management fees                      4,883            4,558
   Payable for administrative
      and shareholder service fees                            17,716            5,118
   Payable for distribution expenses                           3,258            2,118
   Payable for trustees' fees and expenses                     4,151            4,092
   Other accrued expenses                                     52,295           48,114
                                                         -----------       ----------
      Total Liabilities                                      443,357        2,570,533
                                                         -----------       ----------

NET ASSETS                                              $121,775,585      $51,365,609
                                                        ============      ===========

30
                 See accompanying notes to financial statements.

                                                          Citizens        Citizens        Citizens
                                                             Index        Emerging          Global
                                                              Fund     Growth Fund     Equity Fund
ASSETS
   Investments (See accompanying schedule):
      Investments at cost                             $215,523,989     $64,254,574    $31,074,117
      Repurchase Agreements                              2,019,000       7,012,000      5,493,000
      Net unrealized appreciation (depreciation)       155,660,409      14,048,504     12,014,439
   Total investments at value                          373,203,398      85,315,078     48,581,556
                                                       -----------      ----------     ----------
   Cash                                                        627             598            567
   Foreign Currencies (cost $0, $0, $0, $0, $46,065)             -               -         45,830
   Receivable for:
      Interest                                                 285             989            775
      Dividends and witholding tax reclaims                289,441          27,390         90,897
      Fund shares sold                                     677,133          98,027        394,883
      Investment securities sold                         4,128,927       4,755,341         13,327
   Due from Investment Adviser                                   -               -              -
   Unamortized organizational costs                         34,047           2,042          2,928
   Other receivables                                             -             181              -
                                                       -----------      ----------     ----------
      Total Assets                                     378,333,858      90,199,646     49,130,763
                                                       -----------      ----------     ----------
LIABILITIES
   Payables:
      Investment securities purchased                    4,858,304       2,066,875              -
      Fund shares repurchased                              250,231          28,552         19,539
   Option contracts written at value                             -         123,750              -
   Distributions payable                                         -               -              -
   Payable for investment management fees                   25,460          11,939          6,612
   Payable for administrative
      and shareholder service fees                          44,264          11,456          5,355
   Payable for distribution expenses                        17,563           4,623          2,465
   Payable for trustees' fees and expenses                   4,092           4,092          4,092
                                                       -----------      ----------     ----------
      Total Liabilities                                  5,265,058       2,308,088         85,433
                                                       -----------      ----------     ----------

NET ASSETS                                            $373,068,800     $87,891,558    $49,045,330
                                                      ============     ===========    ===========

                                                                              31
                 See accompanying notes to financial statements.

1998 Annual Report
Statement of Assets and Liabilities - June 30, 1998 (cont'd)

                                        Working Assets        Citizens
                                          Money Market          Income
NET ASSETS                                        Fund            Fund
                                        --------------     -----------
Standard Shares
     Net assets                           $103,597,093     $51,365,609
     Shares outstanding                    103,720,315       4,657,040
     Net asset value, offering
       and redemption price per share            $1.00          $11.03
                                          ------------     -----------
Institutional Shares
     Net assets                            $18,178,492
     Shares outstanding                     18,178,492
     Net asset value, offering
       and redemption price per share            $1.00
                                          ------------     -----------
Net assets consist of:
     Paid-in capital                      $121,775,585     $49,453,609
     Accumulated net investment income/(loss)        -         (27,361)
     Accumulated net realized
       gain/(loss) on investments and foreign        -          (1,858)
       currency transactions
     Net unrealized appreciation of investments,
       foreign currencies and written options        -       1,941,219
                                          ------------     -----------
                                          $121,775,585     $51,365,609
                                          ============     ===========

                See accompanying notes to financial statements.

                                                    Citizens Funds

                                                       Citizens       Citizens        Citizens
                                                          Index       Emerging          Global
NET ASSETS                                                 Fund    Growth Fund     Equity Fund
                                                   ------------    -----------     -----------
Standard Shares
     Net assets                                    $341,395,423    $87,891,558     $49,045,330
     Shares outstanding                              14,555,329      5,008,373       2,894,252
     Net asset value, offering
       and redemption price per share                    $23.46         $17.55          $16.95
                                                   ------------    -----------     -----------
Institutional Shares
     Net assets                                     $31,673,377
     Shares outstanding                               1,656,079
     Net asset value, offering
       and redemption price per share                    $19.13
                                                   ------------    -----------     -----------
Net assets consist of:
     Paid-in capital                               $213,103,487    $66,245,930     $35,580,293
     Accumulated net investment income/(loss)                 -              -               -
     Accumulated net realized
       gain/(loss) on investments and foreign         4,304,904      7,610,628       1,452,664
       currency transactions
     Net unrealized appreciation of investments,
       foreign currencies and written options       155,660,409     14,035,000      12,012,373
                                                   ------------    -----------     -----------
                                                   $373,068,800    $87,891,558     $49,045,330
                                                   ============    ============    ===========

                See accompanying notes to financial statements.

1998 Annual Report
Statement of Operations - June 30, 1998 (cont'd)

                                        Working Assets        Citizens
                                          Money Market          Income
                                                  Fund            Fund
                                        --------------     -----------
Investment Income
   Interest                               $6,366,757        $3,256,720
   Dividends                                       -                 -
                                          ----------        ----------
   Total investment income                 6,366,757         3,256,720
                                          ----------        ----------
Expenses
   Investment management fees                392,811           290,174
   Transfer agent fees                       185,208            84,435
   Custody and accounting fees                54,197            52,741
   Distribution expense                      188,875           111,606
   Administrative and shareholder
     service fees                            278,850           101,909
   Legal and audit fees                       31,630            53,136
   Registration fees                          35,869            23,297
   TrusteesO fees and expenses                17,856            30,175
   Printing and postage                       20,119            13,775
   Dues and insurance                         11,639            10,004
   Other expenses                             36,995            41,541
   Amortization of organization costs          3,855            18,447
                                          ----------        ----------
Total expenses                             1,257,904           831,240
                                          ----------        ----------
   Reimbursement by Adviser                  (15,872)          (52,639)
                                          ----------        ----------
Net expenses                               1,242,032           778,601
                                          ----------        ----------
Net investment income/(loss)              $5,124,725        $2,478,119
                                          ----------        ----------
Realized and Unrealized Gain/(Loss)
    on Investments
   Realized gain/(loss) on investments             -           323,133
   Realized gain/(loss) on foreign
    currency transactions                          -                 -
   Increase in unrealized appreciation
    and depreciation on investments
    and written options                            -         1,575,754
   Increase in unrealized depreciation
    on foreign currencies                          -                 -
                                          ----------        ----------
   Net realized and unrealized gain
     on investments and foreign currencies         -         1,898,887
                                          ----------        ----------
   Net increase in net assets
     resulting from operations            $5,124,725        $4,377,006
                                          ==========        ==========

                See accompanying notes to financial statements.

                                              Citizens Funds

                                                 Citizens       Citizens       Citizens
                                                    Index       Emerging          Global
                                                     Fund    Growth Fund     Equity Fund
                                              -----------    -----------     -----------
Investment Income
   Interest                                       $91,183       $243,916        $187,703
   Dividends                                    3,291,529        192,416         344,500
                                              -----------    -----------       ---------
   Total investment income                      3,382,712        436,332         532,203
                                              -----------    -----------       ---------
Expenses
   Investment management fees                   1,439,749        741,296         372,017
   Transfer agent fees                            338,143        140,073          88,649
   Custody and accounting fees                     97,539         32,573          61,728
   Distribution expense                           672,052        185,324          92,998
   Administrative and shareholder
     service fees                               1,635,911        193,896          86,805
   Legal and audit fees                            47,746         40,157          29,190
   Registration fees                               52,526         24,019          21,618
   TrusteesO fees and expenses                     23,025         21,582          21,853
   Printing and postage                            36,593         22,961          11,687
   Dues and insurance                              27,935          9,302           4,226
   Other expenses                                  53,359         38,804          21,439
   Amortization of organization costs               9,237          5,387           4,500
                                              -----------    -----------       ---------
Total expenses                                  4,433,815      1,455,374         816,710
                                              -----------    -----------       ---------
   Reimbursement by Adviser                        (2,396)             -               -
                                              -----------    -----------       ---------
Net expenses                                    4,431,419      1,455,374         816,710
                                              -----------    -----------       ---------
Net investment income/(loss)                  $(1,048,707)   $(1,019,042)      $(284,507)
                                              -----------    -----------       ---------
Realized and Unrealized Gain/(Loss)
    on Investments
   Realized gain/(loss) on investments         10,984,389     14,909,699       2,902,993
   Realized gain/(loss) on foreign
    currency transactions                              -               -        (160,384)
   Increase in unrealized appreciation
    and depreciation on investments
    and written options                        79,818,754      7,492,711       5,267,063
   Increase in unrealized depreciation
    on foreign currencies                              -               -             (30)
                                              -----------    -----------       ---------
   Net realized and unrealized gain
     on investments and foreign currencies     90,803,143     22,402,410       8,009,642
                                              -----------    -----------       ---------
   Net increase in net assets
     resulting from operations                $89,754,436    $21,383,368      $7,725,135
                                              ===========    ===========       =========

                See accompanying notes to financial statements.

1998 Annual Report
Statement of Changes in Net Assets - June 30, 1998

                                     Working Assets
                                    Money Market Fund          Citizens Income Fund           Citizens Index Fund
                                ------------------------     -----------------------      -------------------------
                                   For the       For the        For the      For the         For the        For the
                                year ended    year ended     year ended   year ended      year ended     year ended
                                   6/30/98       6/30/97        6/30/98      6/30/97         6/30/98        6/30/97
Operations
   Net investment income/(loss) $5,124,725    $4,227,404     $2,478,119   $2,160,329    $(1,048,707)       $106,984
   Realized gain/(loss)
     on investments and
     foreign currencies                  -             -        323,133      330,690      10,984,389      8,049,314
   Net change in unrealized
     appreciation/(depreciation)
     of  investments and
       foreign currencies                -             -      1,575,754      503,520      79,818,754     47,548,634
                              ------------  ------------    -----------  -----------    ------------   ------------
   Net increase in net assets
     resulting from operations   5,124,725     4,227,404      4,377,006    2,994,539      89,754,436     55,704,932

Distributions to shareholders:
   From net investment
     income-Standard            (4,215,864)   (3,426,811)    (2,459,515)  (2,160,329)        (34,132)      (633,846)
   In excess of net investment
     income-Standard                     -             -         (7,360)           -               -              -
   From net realized gain on
     investments-Standard                -             -        (74,371)           -     (11,994,100)      (971,044)
   From net investment income-
     Institutional                (908,861)     (800,593)           N/A          N/A         (79,294)       (65,259)
   From net realized gain on
     investments-Institutional           -             -            N/A          N/A        (996,483)       (65,259)
                              ------------  ------------    -----------  -----------    ------------   ------------
   Total distributions          (5,124,725)   (4,227,404)    (2,541,246)  (2,160,329)    (13,104,009)    (1,735,408)

   Increase in net assets resulting
     from capital share
       transactions             19,092,288     9,818,284     16,299,679      120,108      72,301,740     25,643,131
                              ------------  ------------    -----------  -----------    ------------   ------------
Total increase in net assets    19,092,288     9,818,284     18,135,439      954,318     148,952,167     79,612,655

Net Assets
   Beginning of year           102,683,297    92,865,013     33,230,170   32,275,852     224,116,633    144,503,978
                              ------------  ------------    -----------  -----------    ------------   ------------
   End of year                $121,775,585  $102,683,297    $51,365,609  $33,230,170    $373,068,800   $224,116,633
                              ------------  ------------    -----------  -----------    ------------   ------------
Undistributed net
   investment income/
   (accumulated net
   investment loss)                      -             -       $(27,361)         -                 -        $97,952
                              ------------  ------------    -----------  -----------    ------------   ------------

                See accompanying notes to financial statements.

36

                                                                  Citizens Funds
                              Statement of Changes in Net Assets - June 30, 1998

                                                Citizens Emerging         Citizens Global
                                                    Growth Fund              Equity Fund
                                            ------------------------   ----------------------
                                               For the       For the      For the     For the
                                            year ended    year ended   year ended  year ended
                                               6/30/98       6/30/97      6/30/98     6/30/97
Operations
   Net investment income/(loss)            $(1,019,042)    $(665,517)   $(284,507)  $(143,194)
   Realized gain/(loss)
     on investments and
     foreign currencies                     14,909,699    (1,434,350)   2,742,609     393,718
   Net change in unrealized
     appreciation/(depreciation
     of  investments and
     foreign currencies                      7,492,711     4,711,273    5,267,033   4,332,342
                                           -----------   ----------- -----------  -----------
   Net increase in net assets
     resulting from operations              21,383,368     2,611,406    7,725,135   4,582,866

Distributions to shareholders:
   From net investment
     income-Standard                                 -             -            -           -
   In excess of net investment
     income-Standard                                 -             -            -           -
   From net realized gain on
     investments-Standard                   (4,557,534)   (4,391,320)  (1,327,372)          -
   From net investment income-
     Institutional                                 N/A           N/A          N/A         N/A
   From net realized gain on
     investments-Institutional                     N/A           N/A          N/A         N/A
                                           -----------   ----------- -----------  -----------
   Total distributions                      (4,557,534)   (4,391,320)  (1,327,372)          -

   Increase in net assets
     resulting from capital
     share transactions                     10,724,793    25,711,568   13,074,611   9,394,757
                                           -----------   ----------- -----------  -----------
Total increase in net assets                27,550,627    23,931,654   19,472,374  13,977,623

Net Assets
   Beginning of year                        60,340,931    36,409,277   29,572,956  15,595,333
                                           -----------   ----------- -----------  -----------
   End of year                             $87,891,558   $60,340,931 $49,045,330  $29,572,956
                                           -----------   ----------- -----------  -----------
Undistributed net
   investment income/
   (accumulated net
   investment loss)                                  -             -            -           -
                                           -----------   ----------- -----------  -----------

                                                                              37

1998 Annual Report
Financial Highlights - June 30, 1998

                                  Working Assets Money Market Fund - Standard Shares
                                  --------------------------------------------------
                                     For the  For the  For the  For the  For the
                                        year     year     year     year      year
                                       ended    ended    ended    ended    ended
                                     6/30/98  6/30/97  6/30/96  6/30/95  6/30/94
Selected Per-Share Data
Net asset value, beginning of period  $1.00     $1.00    $1.00    $1.00    $1.00
                                   --------   -------  -------  ------- --------
   Income from investment operations
     Net investment income            0.045     0.042    0.045    0.044    0.023
   Less distributions
     from net investment income      (0.045)   (0.042)  (0.045)  (0.044)  (0.023)

Net asset value, end of period        $1.00     $1.00    $1.00    $1.00    $1.00
                                   ========   =======  =======  ======= ========
Total return                           4.54%     4.30%    4.60%    4.51%    2.35%


Ratios and Supplemental Data

   Net assets, end of period
     (thousands)                   $103,597   $85,179  $78,326  $97,611 $103,766
   Ratio of expenses to average
     net assets
     prior to reimbursement
    and/or fee waivers                 1.23%     1.39%    1.21%    1.16%    1.16%
   Ratio of expenses to average
    net assets net of reimbursement
    and/or fee waivers                 1.21%     1.25%    1.18%    1.16%    1.16%
   Ratio of net income to
    average net assets                 4.46%     4.23%    4.56%    4.39%    2.31%

  *  Annualized

   **  Not Annualized

   *** Commencing February 1, 1996 the Fund began offering Institutional Class shares.

                See accompanying notes to financial statements.

                                                                  Citizens Funds
                                            Financial Highlights - June 30, 1998

                                              Working Assets Money Market Fund -
                                                 Institutional Class Shares ***
                                            -----------------------------------
                                            For the      For the       From
                                               year         year      2/1/96
                                              ended        ended          to
                                            6/30/98      6/30/97     6/30/96
Selected Per-Share Data
Net asset value, beginning of period          $1.00        $1.00       $1.00
                                             -------     -------     -------
   Income from investment operations
     Net investment income                    0.051        0.049       0.021
   Less distributions
     from net investment income              (0.051)      (0.049)     (0.021)

Net asset value, end of period                $1.00        $1.00       $1.00
                                             =======     =======     =======
Total return                                   5.23%        5.01%       2.09%**


Ratios and Supplemental Data

   Net assets, end of period
     (thousands)                             $18,178     $17,504     $14,539
   Ratio of expenses to average
     net assets
     prior to reimbursement
    and/or fee waivers                         0.56%        0.60%       0.47%*
   Ratio of expenses to average
    net assets net of reimbursement
    and/or fee waivers                         0.56%        0.60%       0.47%*
   Ratio of net income to
    average net assets                         5.11%        4.92%       5.16%*

                See accompanying notes to financial statements.

1998 Annual Report
Financial Highlights - June 30, 1998

                                                    Citizens Income Fund
                                     --------------------------------------------
                                     For the   For the For the  For the  For the
                                        year      year    year     year     year
                                       ended     ended   ended    ended    ended
                                     6/30/98   6/30/97 6/30/96  6/30/95  6/30/94
Selected Per-Share Data
Net asset value, beginning
  of period                          $10.56   $10.28    $10.38   $10.04   $10.60
                                    -------   -------  -------  -------  -------
   Income/(loss) from investment
     operations
     Net investment income             0.60      0.67     0.66     0.65     0.55
     Net gain/(loss) on securities
       (both realized and
       unrealized)                     0.49      0.28    (0.10)     0.36   (0.54)
                                    -------   -------  -------  -------  -------
       Total from investment
         operations                    1.09     0.95      0.56     1.01     0.01
   Less distributions
     from net investment income       (0.60)   (0.67)    (0.66)   (0.65)   (0.55)
     from net realized gains          (0.02)        -        -    (0.02)   (0.02)
                                    -------   -------  -------  -------  -------
       Total distributions            (0.62)   (0.67)    (0.66)   (0.67)   (0.57)

Net asset value, end of period       $11.03   $10.56    $10.28   $10.38   $10.04
                                    =======   =======  =======  =======  =======
Total return                          10.49%    9.57%     5.48%   10.45%    0.04%


Ratios and Supplemental Data

   Net assets, end of period
     (thousands)                    $51,366   $33,230  $32,276  $30,122  $24,410
   Ratio of expenses to average
     net assets prior to
     reimbursement and/or
     fee waivers                       1.86%    1.47%     1.48%    1.48%    2.01%
   Ratio of expenses to average
     net assets net of
     reimbursement and/or
     fee waivers                       1.74%    1.41%     1.38%    1.35%    1.25%
   Ratio of net income/(loss) to
     average net assets                5.55%    6.44%     6.26%    6.47%    5.43%

   Portfolio turnover rate            80.14%   64.56%    41.36%   46.03%   52.62%

*    Annualized
**   Not Annualized
*** Commencing January 25, 1996 the Fund began offering Institutional Class shares.
**** The Citizens Index Fund Standard shares commenced operations on
     March 3, 1995.

                See accompanying notes to financial statements.

                                                                  Citizens Funds
                                            Financial Highlights - June 30, 1998

                                                                                           Citizens Index Fund
                                           Citizens Index Fund - Standard Shares****     Institutional Class Shares***
                                           -----------------------------------------     -----------------------------
                                           For the   For the  For the       From          For the   For the     From
                                              year      year     year     3/3/95             year      year  1/25/96
                                             ended     ended    ended         to            ended     ended       to
                                           6/30/98   6/30/97  6/30/96    6/30/95          6/30/98   6/30/97  6/30/96
Selected Per-Share Data
Net asset value, beginning
  of period                                 $18.04    $13.41   $10.94     $10.00           $14.84    $11.00   $10.00
                                          --------  -------- --------   --------          -------   -------   ------
   Income/(loss) from investment
     operations
     Net investment income                   (0.07)        -     0.08       0.01             0.11      0.08     0.08
     Net gain/(loss) on securities
       (both realized and
       unrealized)                            6.44      4.78     2.47       0.93             5.21      3.94     0.92
                                          --------  -------- --------   --------          -------   -------   ------
       Total from investment
         operations                           6.37      4.78     2.55       0.94             5.32      4.02     1.00
   Less distributions
     from net investment income                  -     (0.06)   (0.03)         -            (0.08)    (0.09)      -
     from net realized gains                 (0.95)    (0.09)   (0.05)         -            (0.95)    (0.09)      -
                                          --------  -------- --------   --------          -------   -------   ------
       Total distributions                   (0.95)    (0.15)   (0.08)         -            (1.03)    (0.18)      -

Net asset value, end of period              $23.46    $18.04   $13.41     $10.94           $19.13    $14.84   $11.00
                                          ========  ======== ========   ========          =======   =======   ======
Total return                                 36.50%    35.88%   23.41%      9.40%**         37.38%    36.93%   10.00%**


Ratios and Supplemental Data

   Net assets, end of period
     (thousands)                          $341,395  $211,116 $136,980   $106,096          $31,673   $13,001   $7,524
   Ratio of expenses to average
     net assets prior to
     reimbursement and/or
     fee waivers                              1.59%     1.59%    1.82%      1.75%*           0.88%     0.88%    1.01%*
   Ratio of expenses to average
     net assets net of
     reimbursement and/or
     fee waivers                              1.59%     1.59%    1.79%      1.75%*           0.88%     0.88%    0.98%*
   Ratio of net income/(loss) to
     average net assets                      (0.39%)    0.02%    0.68%      0.98%*           0.28%     0.76%    2.37%*

   Portfolio turnover rate                   13.64%    18.64%    6.44%     64.95%           13.64%    18.64%    6.44%

                                                                              41

 1998 Annual Report
Financial Highlights - June 30, 1998

                                          Citizens Emerging Growth Fund ***
                                    --------------------------------------------
                                     For the  For the  For the  For the     From
                                        year     year     year     year   2/8/94
                                       ended    ended    ended    ended       to
                                     6/30/98  6/30/97  6/30/96  6/30/95  6/30/94
Selected Per-Share Data

Net asset value, beginning
  of period                           $14.14   $14.87   $11.87    $9.93   $10.00
                                     -------  -------  -------  -------   ------
   Income/(loss) from
     investment operations
     Net investment income/(loss)      (0.20)   (0.16)   (0.13)    0.07     0.01
     Net gain/(loss) on securities
       (both realized and unrealized)   4.61     0.68     4.72     2.18    (0.08)
                                     -------  -------  -------  -------   ------
       Total from investment
          operations                    4.41     0.52     4.59     2.25    (0.07)
   Less distributions
     from net investment income            -        -        -    (0.09)       -
     from net realized gains           (1.00)   (1.25)   (1.59)   (0.22)       -
                                     -------  -------  -------  -------   ------
       Total distributions             (1.00)   (1.25)   (1.59)   (0.31)       -

Net asset value, end of period        $17.55   $14.14   $14.87   $11.87    $9.93
                                     =======  =======  =======  =======   ======
Total return                           33.05%    4.03%   42.43%   23.24%   (1.80%)**

Ratios and Supplemental Data
   Net assets, end of period
     (thousands)                     $87,892  $60,341  $36,409  $10,638   $3,754
   Ratio of expenses to
     average net assets
     prior to reimbursement
     and/or fee waivers                 1.96%    2.01%    2.34%    2.93%    3.81%*
   Ratio of expenses to
     average net assets
     net of reimbursement
     and/or fee waivers                 1.96%    1.99%    2.02%    1.90%    1.89%*
   Ratio of net income/(loss) to
     average net assets                (1.37%)  (1.32%)  (1.64%)   0.53%    0.63%*

   Portfolio turnover rate            245.30%  228.66%  337.41%  231.30%   33.35%

*   Annualized

**  Not Annualized

*** The Citizens Emerging Growth Fund and the Citizens Global Equity Fund commenced operations on February 8, 1994.

                See accompanying notes to financial statements.

                                                                  Citizens Funds
                                            Financial Highlights - June 30, 1998

                                                 Citizens Global Equity Fund ***
                                            --------------------------------------------
                                            For the  For the  For the  For the      From
                                               year     year     year     year    2/8/94
                                              ended    ended    ended    ended        to
                                            6/30/98  6/30/97  6/30/96  6/30/95   6/30/94
Selected Per-Share Data
Net asset value, beginning
  of period                                  $14.47   $11.89   $10.69    $9.80    $10.00
                                            -------  -------  -------   ------    ------
   Income/(loss) from
     investment operations
     Net investment income/(loss)            (0.20)    (0.07)   (0.10)   (0.01)     0.01
     Net gain/(loss) on securities
       (both realized and unrealized)          3.24     2.65     1.43     0.96     (0.21)
                                            -------  -------  -------   ------    ------
       Total from investment
          operations                           3.04     2.58     1.33     0.95     (0.20)
   Less distributions
     from net investment income                   -        -        -        -         -
     from net realized gains                  (0.56)       -    (0.13)   (0.06)        -
                                             -------  -------  -------   ------    ------
       Total distributions                    (0.56)       -    (0.13)   (0.06)        -

Net asset value, end of period               $16.95   $14.47   $11.89   $10.69     $9.80
                                            =======  =======  =======   ======    ======
Total return                                  21.75%   21.70%   12.52%    9.77%   (2.00%)**

Ratios and Supplemental Data
   Net assets, end of period
     (thousands)                            $49,045  $29,573  $15,595   $9,503    $5,639
   Ratio of expenses to
     average net assets
     prior to reimbursement
     and/or fee waivers                        2.20%    2.33%    2.72%    2.99%     3.16%*
   Ratio of expenses to
     average net assets
     net of reimbursement
     and/or fee waivers                        2.20%    2.10%    2.55%    2.50%     2.50%*
   Ratio of net income/(loss) to
     average net assets                       (0.76%)  (0.70%)  (1.01%)   0.00%     0.25%*

   Portfolio turnover rate                    72.33%   69.34%   85.92%   22.10%     0.00%

                See accompanying notes to financial statements.

1998 Annual Report
Notes to Financial Statements -- June 30, 1998

NOTE 1 - Summary of Significant Accounting Policies

Organization

     The Working Assets Money Market Fund, Citizens Income Fund, Citizens Index Fund, Citizens Emerging Growth Fund and Citizens Global Equity Fund (the "Funds") are each a series of shares of beneficial interest of Citizens Funds (the "Trust"), formerly known as Citizens Investment Trust. Collectively, these Funds are known as the "Citizens Funds." The Trust is organized as a Massachusetts Business Trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is authorized to issue an unlimited number of no par value shares in one or more series.

     The Citizens Income Fund, Citizens Emerging Growth Fund and Citizens Global Equity Fund offer one class of shares, known as Standard shares. The Working Assets Money Market Fund and the Citizens Index Fund offer Standard as well as Institutional Class shares. Shares of each class are entitled to vote as a class or series only to the extent required by the 1940 Act, or as provided in the Funds' Declaration of Trust or as permitted by the Board of Trustees. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Funds are allocated on a pro-rata basis to each class based on the relative net assets or shareholder accounts of each class to the total net assets or shareholder accounts of the Funds. Each class of shares differs in its respective distribution, administration and shareholder servicing expenses and may differ in certain other class-specific fees and expenses (see footnote 2).

     In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Funds.

Portfolio Valuation

     Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or, lacking any sales, at the last available bid price for domestic securities and mean price for international securities. Fixed income investments are generally valued at the bid price for securities. Short-term securities with a maturity of 60 days or less are valued at amortized cost, adjusted for market fluctuation, if any. Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

                                                                  Citizens Funds
                                  Notes to Financial Statements -- June 30, 1998

Security Transactions, Related Investment Income and Other

     Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     The Working Assets Money Market Fund seeks to maintain a continuous net asset value per share of $1.00 and intends to comply with the maturity, diversification and quality requirements of Rule 2a-7 under the 1940 Act in order to be considered a money market fund. If net asset value per share, using available market information, deviates from $1.00 by $.005 or more, the Board of Trustees would consider what steps, if any, should be taken to restore net asset value per share to $1.00.

Distributions to Shareholders

     The Citizens Income Fund distributes net investment income to shareholders monthly and net capital gains, if any, annually. With respect to the Citizens Index Fund, Citizens Emerging Growth Fund and Citizens Global Equity Fund, distributions to shareholders from net investment income and net capital gains, if any, are distributed annually. With respect to the Working Assets Money Market Fund, dividends from net investment income are accrued daily and are reinvested in additional shares or paid in cash monthly. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses and loss deferral due to wash sales and excise tax regulations.

Federal Income Taxes

     It is the policy of the Funds to meet the requirements for qualification as a "regulated investment company" under the applicable Internal Revenue Code. It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax. Therefore, no provision has been made for Federal taxes on income, capital gains or unrealized appreciation of securities held, or excise tax on income and capital gains.

Foreign Currency Translation

     The accounting records of the Funds are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are recorded on the books and records of the Funds after being translated into U.S. Dollars at the prevailing rates of exchange on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the prevailing exchange rate on the respective dates of the transactions.

     Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end resulting from changes in exchange rates. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized gain or loss on investment securities.

Repurchase Agreements

     With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement at its maturity.

1998 Annual Report
Notes to Financial Statements -- June 30, 1998

Restricted Securities

     The Funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Funds' Statement of Investments.

Options

     The Citizens Emerging Growth Fund, Citizens Global Equity Fund and Citizens Index Fund are permitted to write call or put options. When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option. If the option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received.

     The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If a Fund enters into a closing transaction, the Fund realizes a gain or loss depending on whether the proceeds of the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium originally paid. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid.

     These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Over-the-counter options are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. The Fund, as writer of a call option, loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then-current market price.

Deferred Organization Costs

     All costs incurred in connection with the organization, registration and/or reorganization of the Funds have been paid by the Funds. These costs are being amortized on a straight-line basis over a period not to exceed 60 months.


NOTE 2 - Fees and Other Transactions with Affiliates

     Management Fee - Citizens Advisers (the "Adviser") serves as Adviser to each of the Funds. Under the terms of the management contract, the Adviser is paid a monthly fee based on an annual rate of each Fund's average net assets. Those rates are as follows: Working Assets Money Market Fund, 0.35%; Citizens Income Fund, 0.65%; Citizens Index Fund, 0.50%; and Citizens Emerging Growth Fund and Citizens Global Equity

                                                                  Citizens Funds
                                  Notes to Financial Statements -- June 30, 1998

     Fund, 1.00%. Seneca Capital Management LLC serves as the Sub-Adviser for the Citizens Income Fund and the Citizens Emerging Growth Fund. RhumbLine Advisers serves as the Sub-Adviser for the Citizens Index Fund. Clemente Capital, Inc. serves as the Sub-Adviser for the Citizens Global Equity Fund. For their services, the Sub-Advisers receive fees based on an annual rate of each Fund's average net assets, paid by the Adviser as follows: Citizens Income Fund, from July 1, 1997 to December 1, 1997, 0.165%, thereafter, 0.175%; Citizens Index Fund, 0.10%; and Citizens Emerging Growth Fund and Citizens Global Equity Fund, 0.35%. Seneca Capital Management served as Sub-Adviser to the Working Assets Money Market Fund until October 1, 1997, receiving fees of 0.08% of average net assets from the Adviser.

     The Adviser has agreed to reduce or eliminate its fee to the extent that the total expenses of a Fund for any fiscal year (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) exceed the following limits:
Working Assets Money Market Fund, 1.50% of the first $40 million of average net assets and 1% thereafter; and Citizens Income Fund, 1.75% of the first $100 million of average net assets and 1.25% thereafter. The Adviser may also voluntarily reduce its fee or waive reimbursement of distribution costs. Such voluntary reimbursements may cease at any time.

     Distribution Fee - Citizens Securities Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the Funds' Distributor.

     Pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees has adopted a separate distribution plan with respect to the Funds' Standard shares and Institutional Class shares pursuant to which the Funds reimburse the Distributor for a portion of its distribution related expenses.

     Distribution fees for the year ended June 30, 1998 were charged based on a percentage of average daily net assets as follows:

     Working Assets Money Market Fund Standard shares         0.20%
     Working Assets Money Market Fund Institutional
       Class shares                                           0.00%
     Citizens Income Fund                                     0.25%
     Citizens Index Fund Standard shares                      0.25%
     Citizens Index Fund Institutional Class shares *         0.00%
     Citizens Emerging Growth Fund                            0.25%
     Citizens Global Equity Fund                              0.25%

     * Under the terms of the Distribution agreement the Distributor may charge up to 0.07% of average daily net assets for distribution related expenses. For the year ended June 30, 1998 no such fees were charged.

     Administrative and Shareholders Service Fees - Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative contract which provides for reimbursement of out of pocket expenses as well as fees for services rendered. These fees and expenses are payable monthly and include fees based on the annual rate of the average daily net assets in the following amounts: Working Assets Money Market Fund, Standard shares - 0.15%; Citizens Income Fund, Citizens Emerging Growth Fund and Citizens Global Equity Fund - 0.10%; Citizens Index Fund, Standard shares - 0.20%; and Citizens Index Fund, Institutional Class Shares - 0.30%, (of which only 0.09% was charged for the year ended June 30, 1998). In addition, Citizens Securities provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is reimbursed a flat rate approximating the "market price" of such services. The Citizens Index Fund, Standard shares also may be charged a

1998 Annual Report
Notes to Financial Statements -- June 30, 1998

shareholder service fee of up to 0.45% based on the average daily net assets of the class. For the year ended June 30, 1998, a fee of 0.31% was charged. For the year ended June 30, 1998 the Trust paid administrative and shareholder service fees as set forth below:

                                                                       Administrative                       Shareholder
                                                                             Expenses                      Service Fees
                                                                       --------------                      ------------
   Working Assets Money Market Fund, Standard Shares                         $186,996                          $90,741
   Working Assets Money Market Fund, Institutional Class Shares                   505                              608
   Citizens Income Fund                                                        65,056                           36,853
   Citizens Emerging Growth Fund                                              113,379                           80,517
   Citizens Global Equity Fund                                                 54,370                           32,435
   Citizens Index Fund, Standard Shares                                       617,498                        1,000,269
   Citizens Index Fund, Institutional Class Shares                             17,458                              686

     Trustee Fees - Certain officers and trustees of the Trust are "affiliated persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "affiliated person" receives an annual retainer of $6,000 and $1,000 for each day's attendance at a Trustee meeting, except for the Chair, who receives an annual retainer of $9,000 as well as $1,000 for each day's attendance of a Trustee meeting.

     Transfer Agent Fees - PFPC provides certain transfer agency services pursuant to certain fee arrangements. Transfer agent fees also include the cost of services rendered to provide sub-transfer agency services and shareholder statements.

     Class specific expenses - As described above there are certain fees and expenses which vary by share class within the Working Assets Money Market Fund and the Citizens Index Fund, as set forth below, for the year ended June 30, 1998:

                                                   Working Assets                                     Citizens
                             Working Assets     Money Market Fund               Citizens           Index Fund
                          Money Market Fund         Institutional             Index Fund         Institutional
                            Standard Shares          Class Shares        Standard Shares          Class Shares
                          -----------------     -----------------        ---------------          ------------
Transfer agent expenses            $173,876               $11,332               $318,763               $19,380
Distribution expenses               188,875                     -                672,052                     -
Administrative and
  shareholder service fees          277,737                 1,113              1,617,767                18,144

NOTE 3 - Purchases and Sales of Investment Securities

   The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund for the year ended June 30, 1998:

                                                        Purchases                                        Sales
                            -------------------------------------        -------------------------------------
                            U.S. Government                 Other        U.S. Government                 Other
Citizens Income Fund             $5,300,611           $49,061,905             $3,724,547          $ 32,506,947
Citizens Index Fund                       -            96,467,895                      -            27,883,891
Citizens Emerging Growth Fund             -           170,403,466                      -           158,194,376
Citizens Global Equity Fund               -            33,908,567                      -            21,461,545

                                                                  Citizens Funds
                                  Notes to Financial Statements -- June 30, 1998

NOTE 4 - Options

     The Citizens Emerging Growth Fund's written option contract activity for the year ended June 30, 1998 was as follows:

                                                  Number         Premium
                                                  ------         -------
   Options outstanding at July 1, 1997                 -               -

   Options written                                 1,100        $460,359
   Options cancelled in closing
     purchases transactions                         (600)       (206,618)
   Options expired prior to exercise                (350)       (143,495)
   Options outstanding at June 30, 1998              150         110,246

   Call options written at June 30, 1998:
   Common                                     Expiration        Exercise        Shares Subject               Fair
   Stock                                            Date           Price               to Call              Value
   -----                                      ----------        --------        --------------               ----
   America-Online                              July 1998            $100                15,000           $123,750
   (premium $110,246)

NOTE 5 - Custody of Securities

     State Street Bank & Trust Co. acts as custodian for the Funds. Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances as set forth below for the year ended June 30, 1998:

     Working Assets Money Market Fund               $  5,391
     Citizens Income Fund                              2,089
     Citizens Emerging Growth Fund                     3,455
     Citizens Global Equity Fund                       1,698
     Citizens Index Fund                              13,141

NOTE 6 - Capital Shares

     At June 30, 1998 there were an unlimited amount of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

Working Assets Money Market Fund, Standard Shares

                                                Year Ended June 30, 1998                      Year Ended June 30, 1997
                                              Shares               Value                Shares                   Value
                                         -------------------------------           -----------------------------------
Shares sold                              225,185,324        $225,185,324           112,553,683            $112,553,683
Shares issued in connection
  with the merger of the E[bullet]Fund
  (note 7)                                20,424,963          20,424,963                   N/A                     N/A
Shares issued in reinvestment
  of distributions                         4,133,681           4,133,681             3,364,638               3,364,638
Shares redeemed                         (231,203,065)       (231,203,065)         (109,064,955)           (109,064,955)
                                        ------------        ------------          ------------            ------------
Net increase                              18,540,903       $  18,540,903             6,853,366            $  6,853,366
                                        ============        ============          ============            ============

1998 Annual Report
Notes to Financial Statements -- June 30, 1998

Working Assets Money Market Fund, Institutional Class Shares

                                          Year Ended June 30, 1998                      Year Ended June 30, 1997
                                        Shares               Value                Shares                   Value
                                   -------------------------------           -----------------------------------
Shares sold                         12,205,583         $12,205,583            13,951,439             $13,951,439
Shares issued in reinvestment
  of distributions                     892,790             892,790               794,475                 794,475
Shares redeemed                    (12,423,765)        (12,423,765)          (11,780,996)            (11,780,996)
                                  ------------        ------------          ------------            ------------
Net increase                           674,608        $    674,608             2,964,918             $ 2,964,918
                                  ============        ============          ============            ============


Citizens Index Fund, Standard Shares

                                          Year Ended June 30, 1998                      Year Ended June 30, 1997
                                        Shares               Value                Shares                   Value
                                   -------------------------------           -----------------------------------
Shares sold                          4,470,158         $93,123,009             2,973,987             $45,828,710
Shares issued in reinvestment
  of distributions                     614,329          11,776,678               105,816               1,574,541
Shares redeemed                     (2,229,198)        (46,242,696)           (1,591,178)            (24,219,385)
                                  ------------        ------------          ------------            ------------
Net increase                         2,855,289         $58,656,991             1,488,625             $23,183,866
                                  ============        ============          ============            ============

Citizens Index Fund, Institutional Class Shares

                                          Year Ended June 30, 1998                      Year Ended June 30, 1997
                                        Shares               Value                Shares                   Value
                                   -------------------------------           -----------------------------------
Shares sold                            856,256         $14,991,105               291,398              $3,682,414
Shares issued in reinvestment
  of distributions                      66,804           1,040,809                10,317                 125,759
Shares redeemed                       (143,279)         (2,389,757)             (109,750)             (1,348,908)
                                  ------------        ------------          ------------            ------------
Net increase                           779,781         $13,642,157               191,965              $2,459,265
                                  ============        ============          ============            ============

Citizens Income Fund

                                          Year Ended June 30, 1998                      Year Ended June 30, 1997
                                        Shares               Value                Shares                   Value
                                   -------------------------------           -----------------------------------
Shares sold                          1,362,024         $14,876,174               838,253              $8,769,851
Shares issued in connection with
  the merger of the Muir Portfolio
  (note 7)                             996,129          10,678,482                   N/A                     N/A
Shares issued in reinvestment
  of distributions                     197,805           2,157,311               173,608               1,812,026
Shares redeemed                     (1,047,393)        (11,419,649)           (1,003,548)            (10,461,769)
                                  ------------        ------------          ------------            ------------
Net increase                         1,508,565         $16,292,318                 8,313              $  120,108
                                  ============        ============          ============            ============

                                                                  Citizens Funds
                                  Notes to Financial Statements -- June 30, 1998
Citizens Emerging Growth Fund

                                          Year Ended June 30, 1998                      Year Ended June 30, 1997
                                        Shares               Value                Shares                   Value
                                   -------------------------------           -----------------------------------
Shares sold                          8,679,595        $136,411,777             5,552,259             $76,934,885
Shares issued in reinvestment
  of distributions                     315,387           4,383,874               319,747               4,249,436
Shares redeemed                     (8,255,328)       (130,070,858)           (4,052,228)            (55,472,753)
                                  ------------        ------------          ------------            ------------
Net increase                           739,654        $ 10,724,793             1,819,778             $25,711,568
                                  ============        ============          ============            ============

Citizens Global Equity Fund

                                          Year Ended June 30, 1998                      Year Ended June 30, 1997
                                        Shares               Value                Shares                   Value
                                   -------------------------------           -----------------------------------
Shares sold                          1,279,900         $19,751,171               982,862             $12,555,317
Shares issued in reinvestment
  of distributions                      83,450           1,186,661                     -                       -
Shares redeemed                       (513,508)         (7,863,221)             (249,910)             (3,160,560)
                                  ------------        ------------          ------------            ------------
Net increase                           849,842         $13,074,611               732,952             $ 9,394,757
                                  ============        ============          ============            ============

NOTE 7 - Fund Reorganizations

     Pursuant to a plan of reorganization approved by the Muir California Tax-Free Income Portfolio ("Muir Portfolio") shareholders on September 12, 1997, the Citizens Income Fund acquired all the net assets of the Muir Portfolio. The Muir Portfolio was, at that time, a separate series of shares of beneficial interest of Citizens Investment Trust. The acquisition was accomplished by exchange of 996,127 shares of the Citizens Income Fund (valued at $10,678,482) for the 655,524 shares of the Muir Portfolio outstanding on September 12, 1997. The Muir Portfolio's net assets at that date ($10,678,433) were combined with those of the Citizens Income Fund. The aggregate net assets of the Citizens Income Fund and the Muir California Tax-Free Income Portfolio were $34,629,785 and $10,678,433, respectively, prior to the acquisition, and the combined net assets were $45,308,268 immediately following the acquisition.

     On December 5, 1997, pursuant to a plan of reorganization approved by the E[bullet]Fund shareholders on December 1, 1997, the Working Assets Money Market Fund Standard shares acquired all the net assets of the E[bullet]Fund. The E[bullet]Fund was, at that time, a separate series of shares of beneficial interest of Citizens Investment Trust. The acquisition was accomplished by a tax-free exchange of 20,424,963 shares of the Working Assets Money Market Fund Standard shares (valued at $20,424,963) for the 20,424,963 shares of the E[bullet]Fund outstanding on December 5, 1997. The E[bullet]Fund's net assets at that date ($20,424,963) were combined with those of the Working Asset Money Market Standard shares. The aggregate net assets of the Working Assets Money Market Fund Standard shares and the E[bullet]Fund were $85,009,370 and $20,424,963, respectively, prior to the acquisition, and the combined net assets were $105,434,333 immediately following the acquisition, including the write-off of $123,223 of unamortized organizational expenses.

1998 Annual Report

Federal Tax Information (unaudited)

     Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended June 30, 1998:

                                               28%               20%
                                           -------        ----------
   Citizens Index Fund                           -         5,575,388
   Citizens Emerging Growth Fund           140,496           690,839
   Citizens Global Equity Fund                   -         1,327,374
   Citizens Income Fund                          -            46,217

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Citizens Funds:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Working Assets Money Market Fund, Citizens Income Fund, Citizens Index Fund, Citizens Emerging Growth Fund and Citizens Global Equity Fund at June 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the year ended June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. The statements of changes in net assets for the year ended June 30, 1997, and financial highlights for each of the periods ending on or before June 30, 1997, were audited by other auditors whose report dated July 25, 1997 expressed an unqualified opinion. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 14,1998

[inside back cover]
1998 Annual Report Service Providers:

Distributor
Citizens Securities
230 Commerce Way, Suite 300,  Portsmouth, NH 03801
800-223-7010 [bullet] 603-436-5152

Manager
Citizens Advisers
230 Commerce Way, Suite 300,  Portsmouth, NH 03801
800-223-7010 [bullet] 603-436-5152

Trustees
Azie Taylor Morton, Chair; Sophia Collier; Lokelani Devone; Juliana Eades; William D. Glenn II; Mitchell Johnson; J.D. Nelson; Robert Reich; Ada Sanchez

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent & Dividend Disbursing Agent
PFPC Inc.
Wilmington, DE

Legal Counsel
Bingham Dana, LLP
Boston, MA

Independent Auditors
PricewaterhouseCoopers, LLP
Boston, MA

Website: www.citizensfunds.com
(C)1998 Citizens Advisers
Printed on recycled paper using soy-based inks.

[back cover]

[logo: CITIZENS FUNDS]                         BULK RATE
230 Commerce Way                              US POSTAGE
Suite 300                                        PAID
Portsmouth, New Hampshire                     PERMIT #375
03801                                         NASHUA, NH